THE STRONG
                                   ----------

                                     GROWTH
                                     FUNDS

                       =================================
                       ANNUAL REPORT o DECEMBER 31, 1998
                       =================================


                          The Strong Common Stock Fund

                           The Strong Discovery Fund

                           The Strong Enterprise Fund

                             The Strong Growth Fund

                           The Strong Growth 20 Fund

                            The Strong Mid Cap Fund

                          The Strong Opportunity Fund

                        The Strong Small Cap Value Fund

                        The Strong Strategic Growth Fund


                        [PHOTO OF STRONG FUNDS BUILDING]

                                 [STRONG LOGO]
                                  STRONG FUNDS

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

     It was a rainy Friday night in Owings Mills, Md., in October 1996. I was sitting on the set of "Wall Street Week," being interviewed by Louis Rukeyser. We had been talking about the incredible bull market that was heading for another year of double-digit returns. Lou asked--with tongue in cheek--if I thought it could last forever.

     My response was that I didn't know how long the bull would run, but that I was pretty sure of one thing: We ought to enjoy it. We live in remarkable times, the kind of times we only dreamt about when I was in school. I told Lou that inflation was almost nonexistent, interest rates appeared to be heading lower, and American technology had made a lot of companies unbelievably efficient and productive.

     "It's the best I've seen things in the 30 years since I got out of school," I said.

     "Then you'd say the future probably lies ahead of us," observed Lou.

     "Yes," I replied, "I'd say the future is ahead of us."

     Here we are more than two years later, fast approaching the end of the millennium, and the story line is pretty much unchanged. Inflation is low, interest rates are still moving down--(and we believe they will move lower in the months and years ahead)--and one technological miracle after another arrives regularly.

     Beyond that, we've just come off the fourth successive year in which the S&P 500 returned more than 20%. Mind you, not every common stock finished 1998 so strong. Once again the investment gods smiled mainly on the bigger blue chips. But generally speaking, after encountering some "air pockets" over Asia last summer, the US and European markets rebounded when the Federal Reserve reduced interest rates three times.

     If there was one lesson that the markets taught us last year, it was the importance of creating a balanced portfolio. That means splitting your investments between stocks, bonds and cash. Common stocks today are the darling of American investors, particularly the technology stocks. Bonds are not nearly as romantic, and are also a little tougher to get your arms around. But there is no disputing their importance in a sound, balanced investment portfolio. They generate a consistent stream of income and provide protection when inflation is low.

     You ought to remember that in 1999. As long as interest rates fall, bonds will continue to provide very attractive returns. If you find the world of bonds a little tough to figure at times--as a number of our shareholders have reminded us--call for a better explanation. We'll be happy to walk you through the math.

     You should also make sure to spread out your stock investments among small-, medium-, and large-cap stocks. While the blue chips, Internet and other tech stocks received the spotlight in 1998, they are not the only game in town. There are an awful lot of smart, solid, mid-sized and smaller companies out in the common stock universe that have not shared in the run-up. You can find some great bargains and, sooner or later, these companies are going to get their due.

                                             /s/ Dick

                                   THE STRONG
                                   ----------
                                     GROWTH
                                     FUNDS

                        =================================
                        ANNUAL REPORT o DECEMBER 31, 1998
                        =================================


                               TABLE OF CONTENTS

INVESTMENT REVIEW
         The Strong Common Stock Fund ................................2
         The Strong Discovery Fund ...................................4
         The Strong Enterprise Fund ..................................6
         The Strong Growth Fund ......................................8
         The Strong Growth 20 Fund ..................................10
         The Strong Mid Cap Fund ....................................12
         The Strong Opportunity Fund ................................14
         The Strong Small Cap Value Fund ............................16
         The Strong Strategic Growth Fund ...........................18

FINANCIAL INFORMATION
         Schedules of Investments in Securities .....................20
         Statements of Assets and Liabilities .......................32
         Statements of Operations ...................................34
         Statements of Changes in Net Assets ........................36
         Notes to Financial Statements ..............................39

FINANCIAL HIGHLIGHTS ................................................44

REPORT OF INDEPENDENT ACCOUNTANTS ...................................48

                                     ============
                          THE STRONG COMMON STOCK FUND
                          -----------============-----


FUND
 HIGHLIGHTS

o For the year ending December 31, 1998, the Strong Common Stock Fund returned 6.60% versus a -2.55% return for the Russell 2000(R) Index.*

o Media/cable stocks appreciated nicely as a number of acquisitions verified our "private market value" methodology and new services highlighted the market potential of the cable industry.

o Technology was very volatile, and a third quarter drop in values allowed us to overweight the sector and earn strong gains in the fourth quarter of the year.

--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                                 As of 12-31-98

                                    1-year   6.60%

                                    3-year  16.78%

                                    5-year  15.98%

                           Since Inception  19.67%
                             (on 12-29-89)
--------------------------------------------------------------------------------
                                  FIVE LARGEST
                                 STOCK HOLDINGS
                                 As of 12-31-98

                 SECURITY                     % OF NET ASSETS

                 Tele-Communications, Inc.          3.9%

                 MediaOne Group, Inc.               1.9%

                 Rollins Truck Leasing              1.8%
                    Corporation

                 Borders Group, Inc.                1.7%

                 Cox Communications, Inc.           1.7%

                 Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.



PERSPECTIVES
FROM THE MANAGERS

/s/Richard Trent Weiss                       /s/Marina Carlson
Richard T. Weiss                             Marina Carlson
Portfolio Co-manager                         Portfolio Co-manager

--------------------------------------------------------------------------------

By holding overweighted positions in the areas of cable/media and technology, the Strong Common Stock Fund outperformed the Russell 2000 Index in 1998. Our best stocks in 1998 included US West, Wellpoint, NTL, Inc. and Tele-Communications, Inc. Despite continued confidence in these areas, the Fund has taken profits in both groups as valuations have risen and the risk/reward profile that led to the initial purchase of several stocks has shifted. We feel that media/cable should continue to do well since demand for these services tends to remain strong even in a weakening economic environment. We are more cautious on technology stocks as valuations have risen substantially over a short period and earnings expectations appear too aggressive over the shorter term.

We were  disappointed  with  performance  of the energy  sector in 1998. We were initially optimistic at the beginning of the year due to favorable stock valuations, what appeared to be a reasonable forecast for oil prices, and a conservative estimate for demand from Asia. Unfortunately, unseasonably warm weather internationally and the deflationary effects from the Asian crisis hurt the supply/demand balance and caused the price of oil to fall greater than we anticipated. We are cautiously optimistic on the short-term fundamentals for natural gas and energy, and longer term we continue to believe this group possesses great value.
                                                        ------------------------
                                                             WHEN WE EVALUATE

                                                           HISTORICAL VALUATION

                                                             RANGES, SMALL-CAP

                                                          STOCKS ARE EXTREMELY

                                                              UNDERPRICED IN

                                                        RELATION TO THEIR LARGE-

                                                             CAP COUNTERPARTS.
                                                        ------------------------
--------------------------------------------------------------------------------
2

Over the next six months, we expect the economy to slow, along with the earnings prospects for most companies. If this does occur, the market's narrowness could continue favoring large-cap stocks into 1999. However, when we evaluate historical valuation ranges, small-cap stocks are extremely underpriced in relation to their large-cap counterparts. While it's difficult to predict when small-cap stocks will begin to outperform, similar situations in the past led to a sustained rally in smaller stocks. Market conditions today are very comparable to the 1968 to 1973 period which saw a preference for larger-cap stocks--what is now known as the "Nifty Fifty" era. Following this era and the market top of 1973, small-cap stocks outperformed large-caps by 18% yearly for the next 10 years. We believe history could repeat itself, implying a prolonged period of small-cap outperformance. Our conviction that the current valuation discrepancy will be closed relatively soon is supported by the fact that the relative valuation of small-cap to large-cap is near 25-30 year lows. We understand the temptation of investors to forgo small-cap stocks but believe the risk is that history repeats itself and investors will miss the period of small-cap outperformance.

We thank you for investing in the Strong Common Stock Fund and hope to help you achieve your financial goals.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-29-89 to 12-31-98

[GRAPH]
             THE STRONG COMMON          S & P 500           Lipper Growth
                STOCK FUND             Stock Index*          Funds Index*

12-89             10,000                 10,000                 10,000
12-90             10,100                  9,690                  9,459
12-91             15,864                 12,642                 12,895
12-92             19,161                 13,605                 13,879
12-93             23,988                 14,976                 15,541
12-94             23,872                 15,174                 15,297
12-95             31,609                 20,876                 20,292
12-96             38,078                 25,669                 23,850
12-97             47,223                 34,233                 30,536
12-98             50,340                 44,015                 38,380


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
 APPROACH

THE STRONG COMMON STOCK FUND INVESTS IN SMALL-CAP STOCKS THAT APPEAR UNDERVALUED OR NEGLECTED BY WALL STREET ANALYSTS, BUT POSSESS SUPERIOR LONG-TERM GROWTH POTENTIAL. AT THE CORE OF OUR INVESTMENT PHILOSOPHY IS THE "PRIVATE MARKET METHODOLOGY." THIS APPROACH ALLOWS US TO DETERMINE WHAT WE BELIEVE TO BE THE TRUE ECONOMIC VALUE OF A COMPANY--OR THE PRICE A BUYER WOULD PLACE ON THE WHOLE COMPANY. BY ANALYZING THE COMPETITIVE ADVANTAGES OF A COMPANY AND BY JUDGING THE ABILITY OF MANAGEMENT TO EFFECTIVELY CARRY OUT ITS CORPORATE VISION, WE ARE ABLE TO DETERMINE THE TRUE ECONOMIC VALUE OF THE FIRM AND QUANTIFY THE RISK/REWARD CHARACTERISTICS OF INDIVIDUAL STOCKS.
--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The economy in 1998 remained relatively strong with U.S. companies experiencing moderate gains in corporate earnings for the seventh year in a row.

o The majority of U.S. companies saw a deceleration in the rate of profit growth over the past few quarters, leading to a more narrow stock market focused on large-cap stocks.

o The top 20 growth stocks in the S&P 500 Stock Index* accounted for over 50% of the index's gains for the year as smaller stock again trailed the "ultra large" cap stocks.

                                      =========
                           THE STRONG DISCOVERY FUND
                           -----------=========-----


FUND
 HIGHLIGHTS

o    The Strong Discovery Fund returned 7.04% in 1998.

o As of December 31, 1998, the Fund was invested in companies with an expected earnings growth rate of 21.6%. On-site meetings with management confirm that the vast majority of the Fund's holdings are on track to achieve their profit targets.

o The Fund emphasizes dependable growth companies as a pre-cautionary measure against a potential slowdown in the U.S. economy.

--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                                 As of 12-31-98

                                  1-year    7.04%

                                  3-year    6.39%

                                  5-year    8.90%

                                 10-year   14.45%

                         Since Inception   15.32%
                           (on 12-31-87)
--------------------------------------------------------------------------------

                                  FIVE LARGEST
                                 STOCK HOLDINGS
                                 As of 12-31-98

                    SECURITY               % OF NET ASSETS

                    Central Garden & Pet Co.          4.8%

                    Sybron International
                    Corporation                       2.6%

                    Equity Corporation
                    International                     2.2%

                    Corrections Corporation
                    America                           2.1%

                    United Stationers, Inc.           2.0%

                    Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.



PERSPECTIVES
FROM THE MANAGERS


/s/Richard S. Strong                         /s/Chip Paquelet
Richard S. Strong                            Chip Paquelet
Portfolio Co-manager                         Portfolio Co-manager


--------------------------------------------------------------------------------

Since June 1996, there have effectively been two stock markets--one consisting of a handful of large blue-chip companies and the other containing all remaining stocks. The few large-company stocks have performed extraordinarily well, significantly exceeding historical averages. By contrast, the returns on most stocks have trailed long-term averages. This divergent performance accelerated in 1998, a year in which the stocks of the 50 largest companies rose an average of 39.6% (propelling the S&P 500 Stock Index to a 28.58% gain) while the average stock on the New York Stock Exchange actually declined 2.9%.*

Given  that  the  Strong  Discovery  Fund  invests  primarily  in  smaller-  and medium-size companies, an important benchmark we use in evaluating our performance is the Russell 2500(R) Index. This index tracks the performance of stocks that are most similar to the types of companies in which the Fund invests. We are pleased that the Fund's 1998 return exceeded that of this index by 6.66%.

While exceeding the performance of relevant benchmarks is a goal of ours, we are disappointed by the Fund's low absolute return in 1998--particularly in light of the financial strength of most of the Fund's holdings. By our estimates, the companies in the portfolio are growing their earnings by an average of 21.6% per year. This significantly exceeds the prospects facing the S&P 500, where long-term earnings growth is estimated at 5% and the earnings report for 1998 is likely to show a decline. Additionally, the price we are paying for this earnings growth, as a multiple of earnings, is below the average for the S&P
500. The Fund's attractive valuation and earnings-growth profile also compares well with the Russell 2500.

                                                  ------------------------------
                                                            DIVERGENT

                                                           PERFORMANCE

                                                       ACCELERATED IN 1998.
                                                  ------------------------------
--------------------------------------------------------------------------------

1 Earnings growth has been estimated on an annual basis for a projected five-year period. The Discovery Fund's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of December 31, 1998. The earnings growth projection for the S&P 500 has been based on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated December 31, 1998.

FUND                                P/E RATIO                  ESTIMATED
                                 (1998 EARNINGS)           EARNINGS GROWTH(1)
--------------------------------------------------------------------------------
Strong Discovery Fund                  20.7x                      21.6%
S&P 500 Index                          26.2x                       5.0%
Russell 2500 Index                     24.2x                      19.9%

Our investment approach is not based on chasing market euphoria or fads. Rather, we look for well-managed companies that are in good businesses and offer superior growth potential--and can be invested in at attractive prices. We also focus on companies with products that are used and replaced every day, such as razor blades and batteries. By investing in companies with consumable characteristics, we attempt to insulate the portfolio from the impact of economic slowdowns.

At the present time, we believe the portfolio is well-positioned relative to these attributes. Over our respective careers, it has been our experience that stock prices eventually track earnings growth. Although there is occasionally a lapse in this relationship, it is our plan to stay the course with confidence in our time-tested approach.

Successful investing requires confidence and patience. Yours is appreciated. Thank you for your investment in the Strong Discovery Fund.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-87 to 12-31-98

[GRAPH]
                                             Lipper Capital
           THE STRONG        S & P 500        Appreciation         Russell
         DISCOVERY FUND     Stock Index*      Funds Index*      2500 (R) Index*

12-87        10,000           10,000             10,000             10,000
12-89        15,428           15,356             14,479             14,555
12-91        25,151           19,412             18,366             19,810
12-93        31,333           22,996             22,865             23,500
12-95        39,885           32,056             29,350             30,982
12-97        44,825           52,566             40,477             40,911
12-98        47,981           67,588             48,566             42,178


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index, ("S&P 500") the Lipper Capital Appreciation Funds Index, and the Russell 2500(R) Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Russell 2500(R) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
 APPROACH

THE STRONG DISCOVERY FUND SEEKS TO PROVIDE INVESTORS WITH CAPITAL GROWTH, A GOAL WE PURSUE BY INVESTING PRIMARILY IN SMALLER- AND MEDIUM-SIZE COMPANIES. OUR INVESTMENT APPROACH COMBINES NUMBER-CRUNCHING ANALYSIS WITH DIRECT RESEARCH, INCLUDING ON-SITE VISITS. THROUGH FREQUENT DISCUSSIONS WITH MANAGEMENT, SUPPLIERS, CUSTOMERS, AND COMPETITORS, WE BELIEVE WE CAN IDENTIFY VITAL ASPECTS OF COMPANIES THAT ARE NOT REFLECTED IN A COMPUTER DATABASE OR HISTORICAL FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Large company stocks continue to perform well. The vast majority of stocks, however, have not kept pace. In 1998, the average New York Stock Exchange stock declined 2.9% and the average NASDAQ stock rose just 0.3%.

o By many measures, the U.S. stock market's third-quarter correction exceeded both the 1990 bear market and the 1987 crash. Following the Fed's autumn interest-rate cuts, the market rallied and finished the year with strong momentum.

o The U.S. economy has proven resilient while many economies have experienced recession and even depression. This global economic climate has driven many international investors to the perceived safety of America's largest companies.

                                      ==========
                           THE STRONG ENTERPRISE FUND
                           -----------==========-----

FUND
 HIGHLIGHTS

o The Fund was up 47.43% for the three months from its inception on September 30, 1998 through December 31, 1998.

o The Fund outperformed its benchmark, the Nasdaq Composite, which was up 29.52% during the same period. It also outperformed the S&P 500, which returned 21.30%.*

o The manager's decision to enter the market slowly and deliberately in October, when securities markets were very turbulent, helped the Fund's performance.

o During November and December, the Fund focused on companies involved in software, medical technology, semiconductors and the Internet. They offer much opportunity today.

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                                 As of 12-31-98

                         Since Inception      47.43%
                            (on 9-30-98)
--------------------------------------------------------------------------------

                                  FIVE LARGEST
                                 STOCK HOLDINGS
                                 As of 12-31-98

                       SECURITY           % OF NET ASSETS

                       Business Objects SA
                       Sponsored ADR                 5.2%

                       BroadVision, Inc.             5.0%

                       FORE Systems, Inc.            4.3%

                       Cognos, Inc.                  3.3%

                       Restoration Hardware, Inc.    2.8%

                       Please see the Schedule of Investments
                       in Securities for a complete listing of
                       the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/Drew Cupps
Drew Cupps
Portfolio Manager

--------------------------------------------------------------------------------

The inception of the Strong Enterprise Fund corresponded with a tremendous rebound in the stock market and created a very attractive environment for the aggressive growth stocks we look for. We are excited to work on your behalf to pursue some of the most innovative and exciting companies available. We believe they are the engines of growth for the economy today and in the future.

Our research team constantly surveys the investment horizon for sectors and industries that are changing significantly or growing rapidly. As we gather information by visiting companies and analyzing the market, we develop investment themes. These themes are sometimes very broad and encompass several industries, and other times are more specific and apply to only a few companies. By focusing on these themes, we believe we can invest in the most timely industries and stocks in order to outperform the broader market.

Without a doubt, the most powerful investment theme of 1998 was the Internet. Although we invested in several of the best-known Internet companies early in the fourth quarter, most of our Internet-related investments have been less direct. For example, Broadvision produces software that allows companies to build profiles of the visitors to their web sites; it proved to be one of our most successful investments. Intuit was another successful Internet-related investment. Most of Intuit's earnings currently come from their traditional financial software, including Quicken, but they are investing to position themselves well to build a profitable Internet-based business.

                                                         -----------------------
                                                             WITHOUT A DOUBT,

                                                            THE MOST POWERFUL

                                                             INVESTMENT THEME

                                                               OF 1998 WAS

                                                               THE INTERNET.
                                                         -----------------------
--------------------------------------------------------------------------------
6

Medical technology is another sector we believe offers tremendous investment opportunities. The pace at which scientists are learning about the human gene is accelerating, a boon to biotechnology and pharmaceutical companies as they work to discover new drugs. Millennium Pharmaceuticals, a leading investment for the Fund, has developed one of the most advanced systems for new drug discovery.

Looking ahead, although the world economy is very fragile right now, we believe Asia may indeed have stabilized. That would bode well for many U.S. growth companies, especially in the current low interest rate environment. We are also encouraged by the opportunities the Information Age provides for innovative companies--not just in the technology sector, but also in health care, retailing, media, and consumer products. As the pace of change increases, growth opportunities expand.

We will endeavor to allow the Strong Enterprise Fund to capitalize on these and other opportunities over the long term. High-growth stocks are susceptible to changes in investor psychology, though, and to the volatility that accompanies those changes. We encourage you to adopt a long-term investment perspective with this Fund.

Thank you for your investment and confidence in the Fund.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 9-30-98 to 12-31-98

[GRAPH]

                THE STRONG              NASDAQ              Lipper Mid Cap
             ENTERPRISE FUND       Composite Index*          Funds Index*

9-98              10,000                10,000                  10,000
10-98             11,170                10,459                  10,492
11-98             12,620                11,513                  11,173
12-98             14,743                12,952                  12,374


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Nasdaq Composite Index and the Lipper Mid Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.


--------------------------------------------------------------------------------

* The Standard & Poors 500 Stock Index ("S&P 500") is an unmanaged index generally representative of the U.S. stock market. The Nasdaq Composite Index is an unmanaged index generally representative of the market for small, domestic stocks. The Lipper Mid Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
 APPROACH

THE PACE OF ADVANCEMENT AND CHANGE IN THE WORLD IS ACCELERATING. THE STRONG ENTERPRISE FUND SEEKS TO CAPTURE THE GROWTH OF LEADING COMPANIES IN RAPIDLY GROWING INDUSTRIES. WE WORK TO RESEARCH AND UNDERSTAND THE DIRECTIONS THAT THE WORLD AND THE ECONOMY ARE MOVING IN, AND TO DEVELOP INVESTMENT THEMES TO CAPITALIZE ON THE OPPORTUNITIES THOSE CHANGES CREATE. ALTHOUGH THIS FUND EMPHASIZES SMALL- AND MID-CAP COMPANIES, WE SEARCH AMONG COMPANIES OF ALL SIZES FOR THOSE THAT ARE POSITIONED FOR RAPID GROWTH OF REVENUE AND EARNINGS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The aggressive action by the Federal Reserve to cut interest rates and support the U.S. and world economies boosted the performance of growth stocks and of this Fund.

o Investor expectations shifted away from recession and toward a brighter scenario in which Asian demand would return, adding to the steady demand from Europe and the U.S.

o Large stocks continued to significantly outperform smaller ones, though small stocks showed some signs of resurgence. Because this Fund has the flexibility to invest in both large and small companies, we will seek to emphasize the most timely segments of the market.

                                        ======
                             THE STRONG GROWTH FUND
                             -----------======-----

FUND
 HIGHLIGHTS

o The Strong Growth Fund returned 26.98% for the 12 months ended December 31, 1998, while the S&P 500 returned 28.58% for the same period.*

o Most of the Fund's performance came late in the year, with returns of 25.00% in the fourth quarter and 15.04% in December alone.

o Given the Fund's all-cap flexible growth approach and median market capitalization of $5.63 billion, we are very pleased with these results. By comparison, without its market-cap weighting, the S&P 500's average stock was up only 10.8%.

--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                                 As of 12-31-98

                                 1-year   26.98%

                                 3-year   21.80%

                        Since Inception   24.47%
                          (on 12-31-93)
--------------------------------------------------------------------------------

                                  FIVE LARGEST
                                 STOCK HOLDINGS
                                 As of 12-31-98

                        SECURITY        % OF NET ASSETS

                        Kohl's Corporation         3.3%

                        Cisco Systems, Inc.        3.0%

                        MCI WorldCom, Inc.         2.9%

                        Lowe's Companies, Inc.     2.5%

                        America Online, Inc.       2.2%

                        Please see the Schedule of Investments
                        in Securities for a complete listing of
                        the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

--------------------------------------------------------------------------------

Let me first say thank you for your continuing investment in the Fund and for your confidence in our approach. I share your belief that a managed portfolio of dominant growth companies will prove to be a rewarding investment and deserves to be a significant part of your long-term portfolio. Our team's investment aim is to keep the ball in play, to try to have a good year every year, and to not foul out of the game by taking too much risk. How have we done? (We are shareholders too.) Over the period since its inception, the Fund has beaten the average fund in the Lipper Growth category with a 198.77% cumulative return vs. an average 146.96% cumulative return, and we've never had a down year.*

We were quite pleased with the performance of the Fund in 1998. While the Fund's return of 26.98% is generally in line with the return of 28.58% posted by the S&P 500, the comparison hides some important performance information. Without its typical capitalization weighting, the S&P 500's average stock returned only 10.8%. In other words, the index's strong 1998 performance was posted on the back of a few very large stocks that had a very good year.*

In 1998, we used the same investment themes we use every year and they worked well. As always, we invested in the dominant companies in promising industries. We believe companies that dominate their industries are simply in the best position to become even stronger and more profitable. Our holdings in the health-care and service sectors benefited as the aging U.S. population demanded more of their products and services. The technology revolution which has been so good for our country's economy continued in 1998, boosting the returns of the Fund's technology holdings.
                                                            --------------------
                                                            IN 1998, WE USED THE

                                                               SAME INVESTMENT

                                                                THEMES WE USE

                                                                EVERY YEAR AND

                                                              THEY WORKED WELL.
                                                            --------------------
--------------------------------------------------------------------------------
8

The tried and true adage "Don't fight the Fed" held true again this year. Early this fall, as the U.S. stock market was continuing its summer-long decline, the Federal Reserve sparked a rally with a rapid series of interest rate cuts. We were well-positioned for the late-year market festivities. The Fund advanced 25.00% in the fourth quarter and 15.04% in the month of December.

Looking forward, we think the Fed is still our friend and that the market will continue to be volatile with its share of worries. Fortunately, volatility and uncertain markets create opportunities. In 1998, growth stocks, especially those with improving fundamentals, did well. In 1999, we are looking for more of the same and will continue to search out these companies for you.

Again, thank you from the Strong Growth Fund team for the opportunity to serve you and help you achieve your long-term investment goals.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-93 to 12-31-98

[GRAPH]
                THE STRONG              S & P 500           Lipper Growth
                GROWTH FUND            Stock Index*          Funds Index*

12-93             10,000                 10,000                 10,000
12-94             11,727                 10,132                  9,843
12-95             16,535                 13,940                 13,057
12-96             19,763                 17,140                 15,346
12-97             23,528                 22,859                 19,648
12-98             29,877                 29,391                 24,696


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.



YOUR FUND'S
 APPROACH

THE STRONG GROWTH FUND IS DESIGNED TO SERVE AS A CORE EQUITY HOLDING IN INVESTORS' PORTFOLIOS BY INVESTING IN GROWTH STOCKS OF ALL SIZES. THE MANAGER CHOOSES INVESTMENTS BY CAREFULLY RESEARCHING COMPANIES ONE AT A TIME, PAYING CLOSE ATTENTION TO THEIR VALUATIONS AND THE LONG-TERM THEMES OF THEIR BUSINESSES. THE FUND IS FLEXIBLE ENOUGH TO MOVE OUT OF WHAT THE MANAGER BELIEVES ARE DANGEROUS SECTORS AND CAPITALIZATION AREAS IN AN EFFORT TO PROTECT SHAREHOLDERS' INVESTMENTS. ONCE THESE STOCKS ARE SOLD, THE MANAGER MOVES THE FUND TO POTENTIALLY MORE PROMISING INVESTMENT TERRITORY.

--------------------------------------------------------------------------------
MARKET
 HIGHLIGHTS

o This year's markets were volatile enough to remind many investors of 1987. We endured the shocks and related fears of the Clinton situation, the Southeast Asian meltdown, Russian and Brazilian economic problems, a slowdown in corporate earnings, the hedge fund debacle, and fears of a massive credit crunch.

o At the worst point of this summer's market correction, the average NASDAQ and NYSE stocks had declined 38.5% and 27.8% from their respective highs.

o The Federal Reserve rode to the rescue in the fall, cutting interest rates and sparking a terrific late-year stock market rally.

                                      =========
                           THE STRONG GROWTH 20 FUND
                           -----------=========-----

FUND
HIGHLIGHTS

o The Strong Growth 20 Fund returned 36.52% for the 12 months ended December 31, 1998, while the S&P 500 Stock Index returned 28.58% for the same period.*

o Technology stocks, especially Internet stocks, had a very good year. While we believe that the Internet sector will be one of the most dynamic growth sectors of the next several years, we trimmed these holdings as their prices reached levels we thought were simply too high.

o Outside of technology, the Fund's investments were focused in the growth sectors of healthcare and category-killer retailers.

--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                                 As of 12-31-98

                                1-year       36.52%

                       Since Inception       34.19%
                          (on 6-30-97)
--------------------------------------------------------------------------------

                                  FIVE LARGEST
                                 STOCK HOLDINGS
                                 As of 12-31-98

                       SECURITY               % OF NET ASSETS

                       Cisco Systems, Inc.          5.9%

                       MCI WorldCom, Inc.           5.5%

                       Kohl's Corporation           5.2%

                       Network Appliance, Inc.      5.1%

                       Office Depot, Inc.           4.9%

                       Please see the Schedule of Investments
                       in Securities for a complete listing of
                       the Fund's portfolio.



PERSPECTIVES
FROM THE MANAGER

/s/Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

--------------------------------------------------------------------------------

The management team of the Strong Growth 20 Fund also manages the Strong Growth Fund (all-cap growth stocks) and the Strong Total Return Fund (emphasis on large-cap growth stocks). In Growth 20, we try to pick our best intermediate-term ideas from the stocks we own. As always, we recommend this Fund as a small portion of your long-term portfolio with the Strong Growth Fund or the Strong Total Return Fund as the core growth investment. Although we had great success in 1998, returning 36.52%, Growth 20 is designed to be our team's most aggressive fund, and may be quite volatile.

In the record books, the S&P 500 Stock Index will show 1998 as a very strong year. But the returns of major market indexes are often like the final score of a sporting contest. While they summarize the final outcome of the game, they sometimes fail to reflect a lot of what went on before the clock ran out. In fact, a whole list of market-shaking events occurred this year. Most stocks declined sharply this summer, pushing us into what we considered to be a bear market. At the market's summer low, the average NASDAQ and NYSE stocks were down 38.5% and 27.8% from their respective highs, levels similar to the 1987 and 1990 bear markets. The Federal Reserve rode to the rescue in October with a rapid series of interest rate cuts, sparking a terrific rally in stock prices.

                                                             -------------------
                                                                  THIS YEAR,

                                                               WE CONCENTRATED

                                                                  THE FUND'S

                                                               INVESTMENTS IN

                                                                  TECHNOLOGY,

                                                               HEALTH CARE AND

                                                             DOMINANT RETAILERS.
                                                             -------------------
--------------------------------------------------------------------------------
10

This year, we concentrated the Fund's investments in technology, healthcare and category-killer retailers. Our investments in Internet, communication, and networking companies reflect our belief that the technology revolution will make these some of the most dynamic growth areas for the next several years. Our Internet stocks had big upward moves this year. While we still want to be represented in this area, we've scaled back our holdings somewhat - there are times when stocks prices simply get too high.

Looking ahead, we think the Fed will be market-friendly and money flowing into stocks from 401(k) plans will help the market. Currently, increases in corporate profits are hard to come by and the economy's growth is slow. Historically, such conditions have made growth stocks the right hunting ground for investors. We expect more volatility and think stock selection will be increasingly important. Overall, we think the bull market is likely to continue and we should see more breadth in the stock market as momentum builds.

Thank you for your support during Growth 20's first 18 months. So far we have been very successful, but we emphasize the importance of holding this Fund as part of a diversified equity portfolio and recommend investing through monthly dollar-cost averaging as a way to ease the volatility of this concentrated fund.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 6-30-97 to 12-31-98
[GRAPH]

                                                            Lipper Capital
                THE STRONG              S & P 500            Appreciation
              GROWTH 20 FUND           Stock Index*          Funds Index*

6-97              10,000                 10,000                 10,000
9-97              11,995                 10,749                 11,155
12-97             11,387                 11,058                 10,890
3-98              12,424                 12,600                 12,283
6-98              13,129                 13,016                 12,490
9-98              12,092                 11,721                 10,698
12-98             15,545                 14,218                 13,067


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
 APPROACH

THE STRONG GROWTH 20 FUND INVESTS IN A CONCENTRATED PORTFOLIO OF 20 TO 30 GROWTH STOCKS OF ALL SIZES. THE MANAGER CHOOSES INVESTMENTS BY CAREFULLY RESEARCHING COMPANIES ONE AT A TIME, PAYING CLOSE ATTENTION TO THEIR VALUATIONS AND THE
LONG-TERM THEMES OF THEIR BUSINESSES. THIS IS AN AGGRESSIVE GROWTH FUND THAT HOLDS A LIMITED NUMBER OF STOCKS, EACH ONE NORMALLY ACCOUNTING FOR BETWEEN 3% AND 7% OF THE FUND'S TOTAL ASSETS - SO IT IS LIKELY TO SHOW PRONOUNCED PRICE FLUCTUATION. BECAUSE OF THIS POTENTIAL VOLATILITY AND THE FUND'S AGGRESSIVE NATURE, IT SHOULD BE HELD AS A SMALL PORTION OF INVESTORS' LONG-TERM PORTFOLIOS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o This year's markets were volatile enough to remind many investors of 1987. We endured the shocks and related fears of the Clinton situation, the Southeast Asian meltdown, Russian and Brazilian economic problems, a slowdown in corporate earnings, the hedge fund debacle, and fears of a massive credit crunch.

o At the worst point of this summer's market correction, the average NASDAQ and NYSE stocks had declined 38.5% and 27.8% from their respective highs.

o The Federal Reserve rode to the rescue in the fall, cutting interest rates and sparking a terrific late-year stock market rally.

                                       =======
                            THE STRONG MID CAP FUND
                            -----------=======-----

FUND
 HIGHLIGHTS

o The Fund returned 14.50% for the year. This compared favorably with the Lipper Mid Cap Funds Index return of 13.92%, but unfavorably with the 19.11% return of the S&P MidCap 400 Stock Index (MidCap Index).* Although average, the results were somewhat disappointing.

o Technology holdings provided strong results for the Fund, while energy holdings and the reduction in Internet holdings hurt performance.

o Despite a positive return, the Fund didn't pay a capital gain to shareholders.


--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                                 As of 12-31-98

                                1-year       14.50%

                       Since Inception       14.17%
                         (on 12-31-96)

--------------------------------------------------------------------------------

                                TOP FIVE SECTORS
                                 As of 12-31-98

                       SECTOR            % OF NET ASSETS

                       Technology                 40.01%

                       Financial                  22.41%

                       Healthcare                 12.52%

                       Retail                      8.24%

                       Capital Equipment           8.20%

                       Please see the Schedule of Investments
                       in Securities for a complete listing of
                       the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER


/s/Scott Sindelar
Scott Sindelar
Portfolio Manager

--------------------------------------------------------------------------------

In May 1998, upon assuming management of the Strong Mid Cap Fund, I modified the investment philosophy by increasing emphasis on valuations, reducing the number of holdings, and focusing on strong, long-term results. These changes both helped and hurt the Fund during 1998.

The Fund's increased emphasis on stock valuations was demonstrated by the reduction in Internet holdings in the portfolio. While the Internet should exhibit tremendous growth well into the future, Internet stocks' prices already reflect this anticipated growth. To see the prices paid for these stocks, look at America Online (AOL). At the end of the year, AOL's total outstanding shares were worth $68 billion, equal to the value of the top 25 holdings of this Fund. While the market has assigned an equal value to AOL and our top 25, our 25 holdings have a combined operating income of $3.5 billion - more than 12 times that of AOL! Having described our logic, we should note that our choice turned out to be a poor one as Internet stocks performed exceedingly well at the end of 1998.

A reduction in the Fund's overall holdings resulted from our philosophy of seeking mid-size companies that can grow swiftly into large companies. Since there are few firms like this, the number of holdings in the Fund has been reduced. By identifying well-managed companies and growing with them, it is possible to generate attractive long-term results in a cost-efficient manner.

                                                         -----------------------
                                                         BECAUSE IT IS DIFFICULT

                                                           TO PREDICT MARKETS,

                                                             THE FUND STAYS

                                                           FOCUSED ON TRYING

                                                           TO IDENTIFY STRONG

                                                            LONG-TERM GROWTH

                                                             COMPANIES AND

                                                            PURCHASE THEM AT

                                                           ATTRACTIVE PRICES.
                                                         -----------------------
--------------------------------------------------------------------------------

Looking forward into 1999, there are several bright spots as well as concerns. A strong domestic economy, relatively low interest rates, and low current inflation bode well for the market. International troubles raise the likelihood of disruptions to the U.S. economy. One unknown for 1999 is the introduction of the Euro--the new consolidated currency for 11 European countries. Because it is difficult to predict markets, the Fund stays focused on trying to identify strong long-term growth companies and purchase them at attractive prices.

I appreciate your confidence in this Fund and hope to provide you with attractive returns over time.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-96 to 12-31-98

[GRAPH]
                       THE STRONG MID        S & P 500         Lipper Mid Cap
                          CAP FUND          Stock Index*        Funds Index*

12-96                      10,000              10,000              10,000
 6-97                      10,104              12,061              10,808
12-97                      11,385              13,336              11,746
 6-98                      13,196              15,698              13,180
12-98                      13,035              17,147              13,381


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Mid Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.



--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. stock market for medium cap stocks. The Lipper Mid Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. stock market, for small cap stocks. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.



YOUR FUND'S
 APPROACH

THE STRONG MID CAP FUND SEEKS LONG-TERM RETURNS IN EXCESS OF THE S&P MID CAP 400 STOCK INDEX BY INVESTING IN WELL-MANAGED GROWTH COMPANIES. IDEAL INVESTMENTS ARE COMPANIES THAT ARE GROWING FASTER BUT SELLING AT VALUATIONS LESS THAN THE AVERAGE COMPANY IN THE INDEX. OVER TIME, THIS GENERALLY TRANSLATES INTO ATTRACTIVE RETURNS FOR SHAREHOLDERS. THE MAJORITY OF THE FUND'S HOLDINGS WILL BE MADE IN COMPANIES HAVING MARKET CAPITALIZATIONS BETWEEN $800 MILLION AND $5 BILLION AT THE TIME OF PURCHASE. THESE ARE COMPANIES THE SIZE OF HARLEY-DAVIDSON OR STARBUCKS, RATHER THAN GENERAL MOTORS OR NAUTICA.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Larger companies continued to outperform their smaller counterparts, particularly during the second half of the year. The Mid Cap Index climbed 9.65%, while the small stocks of the Russell 2000(R) Stock Index declined 7.12% during this period.*

o Volatility was notable as the Mid Cap Index fell more than 27% from its April high to the October low, when it rebounded with a 42% gain to end the year at its high.

o The Mid Cap Index is changing some of its component companies as of January 1, 1999. Associated short-term trading may cause unusual volatility in the Strong Mid Cap Fund for a short period surrounding this date.

                                     ===========
                          THE STRONG OPPORTUNITY FUND
                          -----------===========-----

FUND
 HIGHLIGHTS

o For the year ended December 31, 1998, the Strong Opportunity Fund returned 15.49% versus 19.11% for the S&P MidCap 400 Stock Index.*

o    Two areas of Fund outperformance this year were cable/media and technology.

o The prices of cable/media stocks rose as investors recognized the area's improved cash flow, and market potential for the services these companies offer.

o During the fourth quarter, our investment methodology allowed us to find areas of opportunity in the technology sector.

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                                 As of 12-31-98

                              1-year        15.49%

                              3-year        18.98%

                              5-year        17.20%

                             10-year        15.85%

                     Since Inception        18.49%
                       (on 12-31-85)
--------------------------------------------------------------------------------

                                  FIVE LARGEST
                                 STOCK HOLDINGS
                                 As of 12-31-98

                  SECURITY                    % OF NET ASSETS

                  Tele-Communications, Inc.              3.8%

                  Sun Microsystems, Inc.                 2.0%

                  Corning, Inc.                          1.9%

                  MediaOne Group, Inc.                   1.7%

                  Whitman Corporation                    1.7%

                  Please see the Schedule of Investments in Securities for complete listing of the Fund's portfolio.



PERSPECTIVES
FROM THE MANAGERS

/s/Richard Trent Weiss                       /s/Marina Carlson
Richard T. Weiss                             Marina Carlson
Portfolio Co-manager                         Portfolio Co-manager

--------------------------------------------------------------------------------

The successful overweight positions of the Strong Opportunity Fund have been in the areas of cable/media and technology. Some of our strongest stocks in 1998 included Cable & Wireless, US West, Sun Microsystems, and Texas Instruments. We still have confidence in these areas, but have taken profits in both groups as valuations have risen and the risk/reward profile that existed when we purchased our positions has changed. Cable/media should continue to do well because demand for these services tends to remain strong even in a weakening economic environment. We have begun to moderately reduce our exposure to technology, as the area's valuations--measured by comparing a stock's price versus its earnings potential--have risen to relatively high levels and company earnings prospects are somewhat optimistic.

One area where we were overly optimistic during 1998 was energy. We felt stock valuations were favorable, given a reasonable forecast for oil prices after factoring in marginally less demand from Asia. Unfortunately, the deflationary effect from Asia, coupled with an exceptionally warm winter, led to a deterioration of the supply/demand balance and falling oil prices. We are cautiously optimistic about the fundamentals for natural gas and energy, and believe this group possesses reasonable value over the long term.

                                                            --------------------
                                                             AT PRESENT, WE FIND

                                                              EXCEPTIONAL VALUE

                                                              IN SMALLER STOCKS

                                                             WHEN WE LOOK AT THE

                                                            COMBINATION OF PRICE

                                                                AND EARNINGS

                                                               POTENTIAL, AS

                                                             COMPARED WITH THOSE

                                                            OF LARGE-CAP STOCKS.
                                                            --------------------
--------------------------------------------------------------------------------
14

As we look out over the next six months, we expect the economy to continue to slow, along with the earnings prospects for most companies. This scenario would seem to dictate that the narrowness of the market would continue for the near future. From a historical perspective, small- and mid-cap stocks are at disproportionately low valuations compared with large-cap stocks. It is hard to predict the point where small- and mid-cap stocks will begin to outperform, but we have noted that under similar situations in the past, smaller stocks have enjoyed a rally that resulted in solid outperformance. The present market conditions are quite similar to the 1968 to 1973 market where we observed the "Nifty Fifty" effect. It is our belief that the market will turn back to smaller stocks, as it did during the 10-year period following the market top of 1973 when smaller stocks outperformed larger stocks by an average of 18% annually.

At present, we find exceptional value in smaller stocks when we look at the combination of price and earnings potential, as compared with those of large-cap stocks. As a result, from a fundamental valuation discipline we are very optimistic. While investors may be tempted to sell mid-cap stocks because they have been underperforming, in doing so they may miss the point of subsequent outperformance.

We thank you for investing in the Strong Opportunity Fund, and look forward to continuing to help you achieve your financial goals.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-85 to 12-31-98

[GRAPH]

                THE STRONG               S & P 500             Lipper Growth
             OPPORTUNITY FUND           Stock Index*            Funds Index*

12-85             10,000                  10,000                   10,000
12-87             17,894                  12,490                   11,935
12-89             24,694                  19,179                   17,364
12-91             28,845                  24,245                   22,391
12-93             41,022                  28,721                   26,986
12-95             53,868                  40,036                   35,236
12-97             78,558                  65,653                   53,023
12-98             90,724                  84,414                   66,644


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. market for medium-cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
APPROACH

THE STRONG OPPORTUNITY FUND FOCUSES ON STOCKS OF MEDIUM-SIZE COMPANIES THAT OFFER STRONG GROWTH POTENTIAL, BUT ARE UNDERPRICED. RATHER THAN RELY ON TRADITIONAL WALL STREET RESEARCH, WE APPLY OUR PROPRIETARY PRIVATE MARKET VALUE APPROACH TO FIND STOCKS FOR THE FUND. WE FIRST CONSIDER COMPANIES (AND INDUSTRIES) THAT ARE OUT OF FAVOR. THEN WE DETERMINE THE PRICE WE BELIEVE AN INVESTOR WOULD BE WILLING TO PAY FOR AN ENTIRE COMPANY--ITS PRIVATE MARKET VALUE. A COMPANY WHOSE STOCK PRICE IS LOWER THAN ITS PRIVATE MARKET VALUE MAY BE ADDED TO THE PORTFOLIO.

--------------------------------------------------------------------------------

MARKET HIGHLIGHTS

o The economy in 1998 remained relatively healthy as we enjoyed a moderate gain in corporate earnings.

o    We are in the seventh year of rising profits, the longest run in history.

o A majority of companies in the stock market have begun to experience a deceleration in the rate of profit growth over the past few quarters, resulting in a very narrow market where the 20 top growth stocks (by capitalization) in the S&P 500 Stock Index* are accounting for the bulk of its gains. In fact, through mid-December, this group of 20 stocks accounted for 56.0% of the total gain of the S&P 500--and 61% of the return of all growth stocks.

                                   ===============
                        THE STRONG SMALL CAP VALUE FUND
                        -----------===============-----


FUND
 HIGHLIGHTS

o The Fund returned +6.10% for 1998 versus -2.55% for its benchmark, the Russell 2000(R) Index*.

o The year 1998 was not a good one for small-cap value stocks. The Russell 2000(R) Value Index returned -6.45%. Small-cap growth stocks fared better, with the Russell 2000(R) Growth Index returning +1.23%. Despite our style being out of favor, we are pleased that the Fund outperformed all of the Russell small-cap indexes.*

--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                                 As of 12-31-98

                          Since Inception     6.10%
                            (on 12-31-97)
--------------------------------------------------------------------------------

                                TOP FIVE SECTORS
                                 As of 12-31-98

                     SECTOR               % OF NET ASSETS

                     Capital Equipment             15.45%

                     Technology                    15.08%

                     Financial                     13.83%

                     Energy                        13.05%

                     Retail                        12.70%

                     Please see the Schedule of Investments
                     in Securities for a complete listing of
                     the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/I. Charles Rinaldi
I. Charles Rinaldi
Portfolio Manager

--------------------------------------------------------------------------------

The year 1998 will not be quickly forgotten by this manager. It was a very difficult year for the small-cap value style. As expectations for corporate earnings growth fell, investors sought returns in larger, established companies and speculative, Internet-related companies. While some of these dramatic, short-term returns may compel investors to chase them, history proves that periods of speculative activity pass quickly and provide disappointment when the bubble bursts. We are confident that our process of discovering out-of-vogue small companies, with solid fundamental valuations, will generate the long-term capital appreciation investors are seeking.

Many of the companies owned by the Fund were ignored by equity investors, but their underlying value was recognized by corporations making acquisitions. In fact, during 1998, several of the Fund's stocks were acquired or became acquisition candidates. These include Nimbus CD, Galoob Toys, Award Software International, Getchell Gold, STB Systems, Global Industrial Technologies, and PharMerica. We should have seen higher takeover premiums for these holdings, but the environment for our style was weak throughout the year. Nevertheless, we are pleased that this activity confirmed that our investment process is working. Of particular note is Getchell Gold (GGO), which was our single largest holding at the end of the third quarter. GGO was offered a takeover bid by Placer Dome during the fourth quarter. Despite gold being a depressed commodity and gold stocks being among the worst stock performers, our return in GGO was over 100%.

                                                         -----------------------
                                                           THE SMALL-CAP VALUE

                                                         STYLE HAS PROVEN ITSELF

                                                           HISTORICALLY AS ONE

                                                             OF THE STRONGEST

                                                            PERFORMING AREAS

                                                            TO INVEST IN. WE

                                                         EXPECT THAT OUR STYLE

                                                          WILL SOON RETURN TO

                                                              THAT STATUS...
                                                        ------------------------
--------------------------------------------------------------------------------
16

In addition, the Fund's high allocation to energy-related stocks performed well during the first four months of the year, but as oil prices fell during 1998, so did the value of our holdings. Despite current supply/demand imbalances, the fact is that the world's energy needs are largely oil- and gas-based. Demand is expected to improve and producers are expected to maintain better discipline in their output levels. At these discounted levels, we also expect to see heightened merger and consolidation activity in this area. So our position in energy-related stocks is still overweighted, but substantially lower than at its peak during 1998.

Although 1999 is likely to have its periods of volatility, our outlook for the Fund's investment style is very bullish. The small-cap value style has proven itself historically as one of the strongest performing areas to invest in. We expect that our style will soon return to that status--especially since many of the stocks we are finding with the Fund's selection process are very compelling.

Thank you for choosing the Strong Small Cap Value Fund to help you achieve your financial goals.




                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-97 to 12-31-98

[GRAPH]

            THE STRONG SMALL             S & P 500             Lipper Small
             CAP VALUE FUND             Stock Index*         Cap Funds Index*

12-97             10,000                  10,000                 10,000
3-98              12,430                  11,395                 11,072
6-98              11,730                  11,771                 10,645
9-98               8,850                  10,600                  8,367
12-98             10,610                  12,858                  9,915


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500"), and the Lipper Small Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Small Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 2000(R) Value Index is an unmanaged index generally representative of the U.S. market for small cap stocks. It contains securities that value managers typically select from the Russell 2000(R) Index. The Russell 2000(R) Growth Index is an unmanaged index generally representative of the U.S. market for small cap stocks. It contains securities that growth managers typically select from the Russell 2000(R) Index. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
 APPROACH

THE STRONG SMALL CAP VALUE FUND SEEKS TOTAL RETURN BY INVESTING IN STOCKS THAT ARE NOT IN VOGUE AND SELL AT LOW PRICES BASED ON COMPANY EARNINGS, CASH FLOW, OR ASSET VALUE. POSITIVE SURPRISES IN THIS GROUP TEND TO BE REWARDED WITH
ABOVE-AVERAGE RETURNS, COMPARED WITH ESTABLISHED MARKET FAVORITES THAT ALREADY HAVE HIGH EXPECTATIONS BUILT INTO THEIR VALUATIONS. WE LOOK FOR A DYNAMIC CHANGE IN A COMPANY OR AN INDUSTRY THAT MAY ENHANCE STOCK PRICE PERFORMANCE. GENERALLY, WE PREFER COMPANIES THAT HAVE POSITIVE CASH FLOWS, WHERE MANAGEMENT HAS A MEANINGFUL OWNERSHIP STAKE, AND THAT ARE NOT WIDELY OWNED INSTITUTIONALLY.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Uncertainty in the overseas markets led to a stronger U.S. dollar, while declining commodity prices encouraged lower interest rates. In this environment, investors favored large growth stocks. Investors also increasingly used the Internet to actively trade individual stocks. This consequently heightened the level of speculation in Internet stocks.

o The U.S. economy was strong throughout most of 1998, but concerns regarding a recession scenario for 1999 caused stocks to decline during the summer and early fall. However, the market rallied strongly with a third and unexpected cut in interest rates by the Federal Reserve in early October.

                                   ================
                        THE STRONG STRATEGIC GROWTH FUND
                        -----------================-----

FUND HIGHLIGHTS

o Since its inception on June 30, 1998, the Strong Strategic Growth Fund has returned 12.50%, comparing favorably with the 9.23% return of the S&P 500 Stock Index (S&P 500).*

o The Fund's smaller stocks suffered as they declined in price into October. This led to long nights and a large telephone bill as many calls were made to company managements to triple-check on their businesses. Reports were generally favorable, so we kept the holdings; several stocks have rebounded nicely.

o Despite a positive return, the Fund didn't pay a capital gain to shareholders.

--------------------------------------------------------------------------------

                                TOTAL RETURNS(1)
                                 As of 12-31-98

                          Since Inception    12.50%
                             (on 6-30-98)

--------------------------------------------------------------------------------

                                  FIVE LARGEST
                                 STOCK HOLDINGS
                                 As of 12-31-98

                     SECURITY                % OF NET ASSETS

                     Sykes Enterprises, Inc.            4.0%

                     Global Crossing, Ltd.              3.8%

                     Sterling Commerce, Inc.            3.8%

                     Global Imaging Systems, Inc.       3.5%

                     Transaction Systems                3.5%
                     Architects, Inc.

                     Please see the Schedule of Investments
                     in Securities for a complete listing of
                     the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/Scott Sindelar
Scott Sindelar
Portfolio Manager

--------------------------------------------------------------------------------

The past six months are a good framework to emphasize certain characteristics of the Strong Strategic Growth Fund, specifically its long-term nature, emphasis on personnel, and concern for tax efficiency.

The philosophy of focusing on long-term returns more than monthly or quarterly returns was tested during the October market decline. Several of the Fund's stocks were down significantly in price, yet their operations were doing fine and their strategic positions had not changed. The Fund held these stocks during the decline and many of them have since rebounded in price. Although it may have been possible to "sell at the high and buy at the low" during this period, the likelihood of doing so was very low. Think of it this way: if the Fund were investing in basketball teams rather than companies, we might choose the Chicago Bulls as an investment. The Bulls might not win the championship, and there would likely be a period where the team would lose five or six games in a row. But by the end of the year the Bulls would probably have done better than many competitors. This is the Fund's management style--to look at the whole season, rather than focus on a few games. This analogy also applies to our emphasis on personnel: if Michael Jordan were to leave the Chicago Bulls, we'd likely choose a different team. Personnel is important!

                                                            --------------------
                                                              THE FUND AVOIDED

                                                            PAYING TAXABLE GAINS

                                                             BY TAKING ADVANTAGE

                                                             OF MARKET DECLINES

                                                             THAT OCCURRED FROM

                                                             EARLY JULY THROUGH

                                                               EARLY OCTOBER.
                                                            --------------------
--------------------------------------------------------------------------------

1 Total Return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains.

The Fund's emphasis on minimizing taxes paid by its shareholders was evident during the period, as shareholders did not receive any capital gains distributions for 1998. The fund avoided paying taxable gains by taking advantage of market declines that occurred from early July through early October. This allowed the Fund to shelter taxes without changing the nature of the portfolio. Although minimizing taxes is important, it will always be secondary to the fundamental economics of the portfolio.

Looking forward into 1999, there are several bright spots as well as concerns. A strong domestic economy, relatively low interest rates, and low current inflation bode well for the market. International troubles raise the likelihood of disruptions to the U.S. economy. One unknown for 1999 is the introduction of the Euro--the new consolidated currency for 11 European countries. Because it is difficult to predict markets, the Fund stays focused on trying to identify strong long-term growth companies and purchase them at attractive prices.

I appreciate your confidence in this Fund and hope to continue to provide you with attractive returns over time.




                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 6-30-98 to 12-31-98

[GRAPH]

           THE STRONG STRATEGIC          S & P 500          Lipper Growth
                GROWTH FUND             Stock Index*         Funds Index*

6-98              10,000                   10,000              10,000
7-98              10,210                    9,894               9,894
8-98               8,310                    8,463               8,305
9-98               9,020                    9,005               8,859
10-98              9,540                    9,738               9,472
11-98             10,120                   10,328              10,037
12-98             11,250                   10,923              10,876


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500"), and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
 APPROACH

THE STRONG STRATEGIC GROWTH FUND'S GOAL IS TO PROVIDE LONG-TERM RETURNS THAT EXCEED THOSE OF THE S&P 500 BY INVESTING IN A MODEST NUMBER OF COMPANIES THAT ARE STRATEGICALLY POSITIONED FOR LONG-TERM GROWTH. TWO TYPICAL CHARACTERISTICS OF SUCH COMPANIES ARE SKILLED MANAGEMENT TEAMS AND SOLID FINANCIAL CHARACTERISTICS. A FOCUS OF THE INVESTMENT PROCESS IS AN EFFORT TO BECOME KNOWLEDGEABLE ABOUT EACH MANAGEMENT TEAM. THESE ARE THE PEOPLE WHO WILL ULTIMATELY DETERMINE THE LONG-TERM SUCCESS OF THE STOCK. THE FUND INVESTS IN A VARIETY OF COMPANIES OF ALL SIZES. TAX EFFICIENCY IS INTEGRAL TO THE INVESTMENT PROCESS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Larger stocks, up 9.23% as measured by the S&P 500, notably outperformed the smaller stocks represented by the Russell 2000(R) Index, which declined 7.12% during the second half of 1998.* This outperformance was driven by investors seeking the safety and liquidity of big blue chip stocks. Investor concerns generally surrounded international events in Asia, Japan, Russia, and Latin America. Fears of domestic deflation and a spreading economic slowdown were the two most common worries.

o Domestically, low energy prices, declining interest rates, and an abundance of "help wanted" signs gave consumers confidence to continue spending, helping the economy and pushing stock prices higher.

SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 1998
--------------------------------------------------------------------------------
================================================================================
                            STRONG COMMON STOCK FUND
================================================================================
                                                 Shares or
                                                 Principal      Value
                                                  Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 88.6%
Airline 0.2%
Air New Zealand, Ltd. Class B                    2,017,300  $ 3,160,274

Bank - Money Center 0.3%
ING Groep NV                                        49,000    2,985,102
UBS AG - Registered Shares (b)                       2,400      737,386
                                                            -----------
                                                              3,722,488
Bank - Regional 2.7%
City National Corporation                          378,700   15,763,388
Old Kent Financial Corporation                     485,000   22,552,500
                                                            -----------
                                                             38,315,888
Bank - Super Regional 2.6%
BankBoston Corporation                             425,000   16,548,438
Wells Fargo Company                                510,000   20,368,125
                                                             ----------
                                                             36,916,563
Chemical 2.7%
Crompton & Knowles Corporation                     955,000   19,756,563
Morton International, Inc.                         800,000   19,600,000
                                                             ----------
                                                             39,356,563
Closed-End Fund 0.0%
Morgan Stanley Emerging Markets Fund, Inc. (b)      84,000      682,500

Commercial Service 3.5%
DoubleClick, Inc. (b)                              140,000    6,378,750
Pittston Company Brinks Group                      550,000   17,531,250
Rollins Truck Leasing Corporation                1,800,000   26,550,000
                                                             ----------
                                                             50,460,000
Computer - Peripheral Equipment 1.3%
Microchip Technology, Inc. (b)                     521,800   19,306,600

Computer - Personal & Workstation 0.4%
Data General Corporation (b)                       380,000    6,246,250

Computer Service 1.5%
Sterling Commerce, Inc. (b)                        485,000   21,825,000

Computer Software 6.0%
Autodesk, Inc.                                     340,000   14,513,750
Silicon Graphics, Inc. (b)                       1,360,000   17,510,000
Sterling Software, Inc. (b)                        900,000   24,356,250
Sybase, Inc. (b)                                 1,550,000   11,479,688
Synopsys, Inc. (b)                                 340,000   18,445,000
                                                             ----------
                                                             86,304,688
Diversified Operations 1.4%
Johnson Controls, Inc.                             290,000   17,110,000
Siebe PLC                                          677,000    2,653,666
                                                             ----------
                                                             19,763,666
Electrical Equipment 1.4%
Molex, Inc. Class A                                610,000   19,443,750

Electronic Parts Distribution 0.7%
Marshall Industries (b)                            436,100   10,684,450

Electronic Products - Miscellaneous 2.8%
General Motors Corporation Class H (b)             540,000   21,431,250
Raychem Corporation                                600,000   19,387,500
                                                             ----------
                                                             40,818,750
Electronics - Semiconductor/Component 2.8%
Dallas Semiconductor Corporation                   458,100   18,667,575
Xilinx, Inc. (b)                                   335,000   21,816,875
                                                             ----------
                                                             40,484,450
Energy - Alternate Source 1.1%
The AES Corporation (b)                            335,000   15,870,625

Engineering & Construction 1.4%
Jacobs Engineering Group, Inc. (b)                 505,000   20,578,750

Food 1.4%
Nabisco Holdings Corporation                       470,000   19,505,000

Healthcare - Biomedical/Genetic 1.6%
Centocor, Inc. (b)                                 520,000   23,465,000

Healthcare - Medical Supply 0.7%
Bausch & Lomb, Inc.                                164,000    9,840,000

Healthcare - Patient Care 3.4%
PhyCor, Inc. (b)                                 1,690,000   11,513,125
Tenet Healthcare Corporation (b)                   685,000   17,981,250
WellPoint Health Networks, Inc. (b)                220,000   19,140,000
                                                             ----------
                                                             48,634,375
Insurance - Multi-line 0.0%
Skandia Forsakrings AB                              24,000      367,203

Insurance - Property & Casualty 1.3%
EXEL, Ltd. Class A                                 250,000   18,750,000

Machinery - Miscellaneous 1.7%
Hussmann International, Inc.                     1,275,000   24,703,125

Media - Publishing 1.9%
Arnoldo Mondadori Editore Spa                      115,000    1,525,696
News Corporation, Ltd. Sponsored ADR               820,000   21,678,750
Torstar Corporation Class B                        302,400    3,568,696
                                                             ----------
                                                             26,773,142
Media - Radio/TV 6.3%
Cox Communications, Inc. Class A (b)               360,000   24,885,000
Flextech PLC (b)                                   900,000    9,035,256
Tele-Communications, Inc. Liberty Media
  Group Series A (b)                               610,000   28,098,125
Tele-Communications, Inc. TCI Group Series A (b)   520,000   28,762,500
                                                             ----------
                                                             90,780,881
Oil - International Integrated 0.0%
Fortum Corporation (b)                              68,000      420,288

Oil - North American Exploration & Production 5.7%
Anadarko Petroleum Corporation                     590,000   18,216,250
Apache Corporation                                 710,000   17,971,875
Devon Energy Corporation                           595,000   18,259,063
EEX Corporation (b)                                966,666    6,766,662
Harken Energy Corporation (b)                    2,500,000    4,843,750
Noble Affiliates, Inc.                             665,000   16,375,625
                                                             ----------
                                                             82,433,225
Oil Well Equipment & Service 2.8%
Nabors Industries, Inc. (b)                      1,060,000   14,376,250
Offshore Logistics, Inc. (b)                       995,000   11,815,625
Smith International, Inc. (b)                      560,000   14,105,000
                                                             ----------
                                                             40,296,875
Paper & Forest Products 1.3%
Bowater, Inc.                                      450,000   18,646,875

Precious Metal/Gem/Stone 0.9%
Barrick Gold Corporation                           635,000   12,382,500

Real Estate 2.8%
Apartment Investment & Management
  Company Class A                                  480,000   17,850,000
CarrAmerica Realty Corporation                     345,000    8,280,000
Security Capital Group, Inc. Class B (b)         1,040,000   14,105,000
Shortland Properties, Ltd.                         851,000      299,738
                                                             ----------
                                                             40,534,738

--------------------------------------------------------------------------------
================================================================================
                      STRONG COMMON STOCK FUND (continued)
================================================================================
                                                 Shares or
                                                 Principal      Value
                                                  Amount       (Note 2)
--------------------------------------------------------------------------------
Retail - Restaurant 2.5%
IHOP Corporation (b) (f)                           470,000 $ 18,770,625
Outback Steakhouse, Inc. (b)                       420,000   16,747,500
                                                             ----------
                                                             35,518,125
Retail - Specialty 7.0%
AutoZone, Inc. (b)                                 575,000   18,939,062
Borders Group, Inc. (b)                          1,010,000   25,186,875
The Gymboree Corporation (b)                       950,000    6,056,250
Intimate Brands, Inc.                              755,000   22,555,625
Ross Stores, Inc.                                  335,000   13,190,625
TJX Companies, Inc.                                510,000   14,790,000
                                                            -----------
                                                            100,718,437
Steel 1.2%
USX-US Steel Group                                 775,000   17,825,000

Telecommunication Equipment 2.3%
Alcatel SA ADR                                      90,000    2,199,375
Belden, Inc.                                       525,000   11,123,437
Newbridge Networks Corporation (b)                 630,000   19,136,250
                                                             ----------
                                                             32,459,062
Telecommunication Service 11.0%
Aerial Communications, Inc. (b)                  1,850,000   10,868,750
AirTouch Communications, Inc. (b)                  290,000   20,916,250
Cable & Wireless Communications PLC (b)            323,000    2,932,811
Cable & Wireless Communications PLC
  Sponsored ADR (b)                                435,000   19,738,125
Intermedia Communications, Inc. (b)              1,085,000   18,716,250
MediaOne Group, Inc.                               575,000   27,025,000
NTL, Inc. (b)                                      390,000   22,010,625
Nippon Telegraph & Telephone Corporation               330    2,542,049
Paging Network, Inc. (b)                         2,520,000   11,812,500
United States Cellular Corporation (b)             570,000   21,660,000
                                                            -----------
                                                            158,222,360
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,045,761,094)                 1,276,217,466
--------------------------------------------------------------------------------

CORPORATE BONDS 0.5%
Omnipoint Corporation Senior Notes,
  11.625%, Due 8/15/06                         $ 8,500,000    5,950,000
Omnipoint Corporation Senior Notes,
  Series A, 11.625%, Due 8/15/06                 1,500,000    1,050,000
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $6,081,570)                       7,000,000
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.8%
Conxus Communications, Inc. Senior Subordinated
  Notes, 9.00%, Due 5/15/01 (Rate Reset Effective
  5/15/99) (Acquired 5/22/98; Cost
  $13,000,000) (d)                              13,000,000   11,570,000
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $13,000,000)                   11,570,000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 9.6%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.23%                         396,100      396,100
Pitney Bowes Credit Corporation, 5.23%             197,200      197,200
Wisconsin Corporate Central Credit Union, 5.30%    881,400      881,400
                                                              ---------
                                                              1,474,700
REPURCHASE AGREEEMENTS 9.4%
ABN-AMRO Chicago Corporation (Dated 12/31/98),
  4.90%, Due 1/04/99 (Repurchase proceeds
  $134,673,282); Collateralized by: $63,415,000
  FNMA Notes, Zero % - 7.55%, Due 7/09/99 -
  5/15/08 (Market Value $65,603,993);
  $15,000,000 FHLMC Debentures, 6.77%, Due 3/05/08
  (Market Value $15,333,809); $55,970,000 Federal
  Home Loan Bank Notes, Zero % - 5.50%, Due
  1/18/99 - 10/15/03 (Market Value
  $56,354,600) (e)                             134,600,000  134,600,000
                                                            -----------
                                                            134,600,000

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills:
  Due 1/07/99 (c)                                  300,000      299,919
  Due 2/11/99 (c)                                1,300,000    1,294,114
  Due 4/01/99 (c)                                   60,000       59,374
                                                              ---------
                                                              1,653,407
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $137,727,937)            137,728,107
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST
  $1,202,570,601) 99.5%                                   1,432,515,573
Other Assets and Liabilities, Net 0.5%                        7,385,871
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                        $1,439,901,444
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                            Underlying
                           Expiration       Face Amount       Unrealized
                              Date           at Value        Depreciation
--------------------------------------------------------------------------------
Sold:
  15 S&P 500                  3/99          $4,670,625         $185,813


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                               Contracts         Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period          --        $        --
Options written during the period               12,100          6,076,562
Options closed                                  (7,625)        (4,921,115)
Options expired                                 (3,275)          (879,681)
Options exercised                               (1,200)          (275,766)
                                                ------         ----------
Options outstanding at end of period                --        $        --
                                                ======         ==========

Closed, exercised and expired options resulted in a capital loss of $958,569.


================================================================================
                             STRONG DISCOVERY FUND
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 89.4%
Bank - Money Center 1.2%
Citigroup, Inc.                                     76,200  $ 3,771,900

Brokerage & Investment Management 2.0%
Kansas City Southern Industries, Inc.               75,600    3,718,575
Waddell & Reed Financial, Inc. Class A             109,700    2,598,519
                                                              ---------
                                                              6,317,094
Commercial Service 12.7%
H & R Block, Inc.                                   38,900    1,750,500
Coinmach Laundry Corporation (b)                   500,000    6,500,000
Consolidated Graphics, Inc. (b)                     66,500    4,492,906
Corrections Corporation America (b)                384,700    6,780,337
ITT Educational Services, Inc. (b)                 137,000    4,658,000
Lamar Advertising Company (b)                       27,500    1,024,375
Modis Professional Services, Inc. (b)              299,700    4,345,650
Outdoor Systems, Inc. (b)                          147,900    4,437,000
Pittston Company Brinks Group                       76,800    2,448,000
The ServiceMaster Company                          102,400    2,259,200
Sykes Enterprises, Inc. (b)                         38,100    1,162,050
Valassis Communications, Inc. (b)                   18,000      929,250
                                                             ----------
                                                             40,787,268

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 1998
--------------------------------------------------------------------------------
================================================================================
                        STRONG DISCOVERY FUND (continued)
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
Computer - Mainframe 1.4%
International Business Machines Corporation         25,100   $4,637,225

Computer - Peripheral Equipment 2.2%
Lexmark International Group, Inc. Class A (b)       43,100    4,331,550
Security Dynamics Technologies, Inc. (b)            37,200      855,600
Storage Technology Corporation (b)                  53,400    1,899,037
                                                              ---------
                                                              7,086,187
Computer Service 1.4%
Pierce Leahy Corporation (b)                       181,300    4,623,150

Computer Software 0.6%
HBO & Company                                       62,200    1,784,362

Consumer - Miscellaneous 2.2%
Equity Corporation International (b)               271,825    7,220,352

Electric Power 0.2%
Montana Power Company                               12,000      678,750

Electronic Products - Miscellaneous 1.7%
Rayovac Corporation (b)                            210,975    5,630,395

Electronics - Semiconductor/Component 0.9%
Micron Technology, Inc. (b)                         59,700    3,018,581

Food 0.7%
Lancaster Colony Corporation                        27,700      889,862
Merkert American Corporation (b)                    99,300    1,501,913
                                                              ---------
                                                              2,391,775
Healthcare - Drug/Diversified 1.1%
Halsey Drug Company, Inc. (b) (f)                  398,055      547,326
Halsey Drug Company, Inc. (Acquired
  5/20/98 - 10/02/98; Cost $44,996) (b) (d) (f)     13,845       17,140
Jones Medical Industries, Inc.                      50,000    1,825,000
Warner-Lambert Company                              15,000    1,127,812
                                                              ---------
                                                              3,517,278
Healthcare - Instrumentation 1.0%
Datascope Corporation (b)                           49,800    1,145,400
Medtronic, Inc.                                     26,300    1,952,775
                                                              ---------
                                                              3,098,175
Healthcare - Medical Supply 6.6%
McKesson Corporation                                37,800    2,988,563
PSS World Medical, Inc. (b)                         79,500    1,828,500
Henry Schein, Inc. (b)                             142,200    6,363,450
Steris Corporation (b)                              70,000    1,990,625
Sybron International Corporation (b)               302,500    8,224,219
                                                             ----------
                                                             21,395,357
Healthcare - Patient Care 0.6%
Compdent Corporation (b)                           191,900    1,990,963

Healthcare - Product 0.7%
Cytyc Corporation (b)                               88,400    2,276,300

Household Appliances & Furnishings 0.8%
Newell Companies, Inc.                              65,200    2,689,500

Insurance - Life 0.4%
The MONY Group, Inc. (b)                            24,100      754,631
Protective Life Corporation                         16,061      639,429
                                                              ---------
                                                              1,394,060
Insurance - Property & Casualty 1.7%
American Bankers Insurance Group, Inc.             113,100    5,471,212

Leisure Product 2.7%
Action Performance Companies, Inc. (b)             105,700    3,739,138
Harley-Davidson, Inc.                               36,900    1,748,137
SCP Pool Corporation (b)                           212,100    3,208,012
                                                              ---------
                                                              8,695,287
Leisure Service 2.0%
Bally Total Fitness Holding Corporation (b)        142,900    3,554,638
International Game Technology                      113,100    2,749,744
                                                              ---------
                                                              6,304,382
Machine Tool 1.1%
Applied Power, Inc.                                 91,100    3,439,025

Media - Publishing 0.6%
School Specialty, Inc. (b)                          85,500    1,827,563

Media - Radio/TV 6.3%
Chancellor Media Corporation (b)                   132,700    6,353,013
Clear Channel Communications, Inc. (b)              73,414    4,001,063
Infinity Broadcasting Corporation (b)               53,275    1,458,403
Tele-Communications, Inc. TCI Group Series A (b)    66,000    3,650,625
Viacom International, Inc. (b)                      65,500    4,847,000
                                                             ----------
                                                             20,310,104
Office Automation 1.2%
Xerox Corporation                                   31,700    3,740,600

Oil Well Equipment & Service 0.4%
Noble Drilling Corporation (b)                     110,000    1,423,125

Personal & Commercial Lending 3.5%
Associates First Capital Corporation               121,200    5,135,850
Household International, Inc.                      152,100    6,026,962
                                                             ----------
                                                             11,162,812
Pollution Control 3.7%
Republic Services, Inc. Class A (b)                106,800    1,969,125
Superior Services, Inc. (b)                        252,750    5,070,797
Waste Management, Inc.                             105,900    4,937,587
                                                             ----------
                                                             11,977,509
Railroad 1.0%
Burlington Northern Santa Fe Corporation           100,000    3,375,000

Real Estate 1.5%
CCA Prison Realty Trust                             48,050      985,025
Sunstone Hotel Investors, Inc.                     411,550    3,884,003
                                                              ---------
                                                              4,869,028
Retail - Drug Store 0.3%
Rite Aid Corporation                                16,700      827,694

Retail - Food Chain 0.4%
US Foodservice (b)                                  24,900    1,220,100

Retail - Restaurant 2.2%
PJ America, Inc. (b)                               105,000    1,903,125
Papa John's International, Inc. (b)                 67,000    2,956,375
Rainforest Cafe, Inc. (b)                          360,800    2,187,350
                                                              ---------
                                                              7,046,850
Retail - Specialty 16.4%
Black Box Corporation (b)                           96,100    3,639,787
Central Garden & Pet Company (b)                 1,071,625   15,404,609
Global Imaging Systems, Inc. (b)                   167,000    4,049,750
Lowe's Companies, Inc.                              25,300    1,295,044
MSC Industrial Direct Company, Inc. Class A (b)    118,800    2,687,850
Movie Gallery, Inc. (b)                            453,125    3,228,516
Office Depot, Inc. (b)                             139,300    5,145,394

--------------------------------------------------------------------------------
================================================================================
                        STRONG DISCOVERY FUND (continued)
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
Pier 1 Imports, Inc.                               142,000  $ 1,375,625
Regis Corporation                                   67,300    2,692,000
Renters Choice, Inc. (b)                           134,200    4,260,850
United Stationers, Inc. (b)                        252,700    6,570,200
Wilmar Industries, Inc. (b)                        113,200    2,299,375
                                                             ----------
                                                             52,649,000
Savings & Loan 1.0%
Dime Bancorp, Inc.                                  28,900      764,044
TCF Financial Corporation                          107,175    2,592,295
                                                              ---------
                                                              3,356,339
Telecommunication Equipment 1.1%
American Tower Corporation Class A (b)              94,300    2,787,744
Aware, Inc. (b)                                     30,200      821,062
                                                              ---------
                                                              3,608,806
Telecommunication Service 2.1%
Davel Communications, Inc. (b)                     240,900    4,396,425
MCI WorldCom, Inc. (b)                              32,700    2,346,226
                                                              ---------
                                                              6,742,651
Tobacco 1.1%
Philip Morris Companies, Inc.                       65,400    3,498,900

Transportation Service 0.7%
Hub Group, Inc. Class A (b)                        109,500    2,121,562
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $257,855,311)                     287,976,221
--------------------------------------------------------------------------------

PREFERRED STOCKS 0.7%
News Corporation, Ltd. Sponsored ADR                83,400    2,058,937
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $2,045,682)                      2,058,937
--------------------------------------------------------------------------------

WARRANTS 0.0%
Halsey Drug Company, Inc. Warrants,
  Expire 12/26/01 (Acquired 7/21/97;
  Cost $0) (b) (d) (f)                              21,429        7,072
--------------------------------------------------------------------------------
TOTAL WARRANTS (COST $0)                                          7,072
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.1%
Halsey Drug Company, Inc. Subordinated Debentures,
  10.00%, Due 8/06/01 (Acquired 8/05/96;
  Cost $587,550) (d) (f)                        $  600,000      228,462
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (AMORTIZED COST $592,762)               228,462
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 3.9%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.17%        100          100
Pitney Bowes Credit Corporation, 5.23%             270,000      270,000
Wisconsin Corporate Central Credit Union, 5.30%    356,200      356,200
                                                                -------
                                                                626,300
REPURCHASE AGREEMENTS 3.3%
Goldman Sachs Group LP (Dated 12/31/98),
  4.55%, Due 1/04/99 (Repurchase proceeds
  $10,505,308); Collateralized by: $8,340,000
  United States Treasury Bonds, 10.00%,
  Due 5/15/10 (Market Value $10,721,070) (e)    10,500,000   10,500,000

UNITED STATES GOVERNMENT ISSUES 0.4%
United States Treasury Bills,
  Due 1/14/99 thru 4/01/99 (c)                   1,480,000    1,466,285
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $12,592,412)              12,592,585
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST
  $273,086,167) 94.1%                                       302,863,277
Other Assets and Liabilities, Net 5.9%                       19,132,139
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                          $321,995,416
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                             Underlying
                           Expiration        Face Amount       Unrealized
                              Date            at Value        Appreciation
--------------------------------------------------------------------------------
Purchased:
  35 Russell 2000             3/99          $ 7,441,875         $175,370
  90 S&P 500                  3/99           28,023,750          262,430


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                Contracts         Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period           --          $     --
Options written during the period                   333           848,073
Options closed                                     (333)         (848,073)
Options expired                                      --                --
Options exercised                                    --                --
                                                   ----          --------
Options outstanding at end of period                 --          $     --
                                                   ====          ========

Closed options resulted in a capital gain of $239,349.


================================================================================
                             STRONG ENTERPRISE FUND
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 94.7%
Commercial Service 1.6%
DoubleClick, Inc. (b)                                4,000   $  182,250

Computer - Peripheral Equipment 9.3%
FORE Systems, Inc. (b)                              26,000      476,125
Microchip Technology, Inc. (b)                       3,400      125,800
SanDisk Corporation (b)                              9,400      132,775
Seagate Technology, Inc. (b)                         4,600      139,150
Security Dynamics Technologies, Inc. (b)             6,900      158,700
                                                              ---------
                                                              1,032,550
Computer - Personal & Workstation 2.4%
Compaq Computer Corporation                          6,400      268,400

Computer Service 9.6%
BroadVision, Inc. (b)                               17,400      556,800
Concentric Network Corporation (b)                   5,900      196,175
Excite, Inc. (b)                                     2,000       84,125
USWeb Corporation (b)                                9,000      237,375
                                                              ---------
                                                              1,074,475
Computer Software 26.5%
Actuate Software Corporation (b)                     7,700      152,075
Brio Technology, Inc. (b)                            9,000      159,187
Business Objects SA Sponsored ADR (b)               17,700      575,250
Check Point Software Technologies, Ltd. (b)          5,700      261,131
Cognos, Inc. (b)                                    14,800      370,000
Concur Technologies, Inc. (b)                        5,300      161,650
Documentum, Inc. (b)                                 4,400      235,125
Exchange Applications, Inc. (b)                     12,700      249,238

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 1998
--------------------------------------------------------------------------------
================================================================================
                       STRONG ENTERPRISE FUND (continued)
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
Intuit, Inc. (b)                                     3,450  $   250,125
I2 Technologies, Inc. (b)                            7,400      224,775
NetGravity, Inc. (b)                                 5,300       88,775
New Era of Networks, Inc. (b)                        2,000       88,000
Siebel Systems, Inc. (b)                             4,000      135,750
                                                              ---------
                                                              2,951,081
Electronic Instrumentation 2.3%
Perkin Elmer Corporation                             2,625      256,102

Electronic Products - Miscellaneous 1.0%
Proxim, Inc. (b)                                     4,200      112,088

Electronics - Semiconductor/Component 9.3%
Altera Corporation (b)                               1,400       85,225
Applied Materials, Inc. (b)                          5,200      221,975
LSI Logic Corporation (b)                           13,600      219,300
Motorola, Inc.                                       4,200      256,462
SDL, Inc. (b)                                        2,100       83,213
Texas Instruments, Inc.                              2,000      171,125
                                                              ---------
                                                              1,037,300
Healthcare - Biomedical/Genetic 7.2%
Chiron Corporation (b)                               5,800      151,887
Gilead Sciences, Inc. (b)                            5,100      209,419
Incyte Pharmaceuticals, Inc. (b)                     4,150      155,106
Millennium Pharmaceuticals, Inc. (b)                 7,800      201,825
SangStat Medical Corporation (b)                     3,900       82,875
                                                                -------
                                                                801,112
Healthcare - Patient Care 3.5%
Columbia/HCA Healthcare Corporation                  6,200      153,450
United Healthcare Corporation                        3,400      146,413
WellPoint Health Networks, Inc. (b)                  1,000       87,000
                                                                -------
                                                                386,863
Retail - Food Chain 2.2%
Whole Foods Marketing, Inc. (b)                      5,100      246,713

Retail - Specialty 6.9%
Intimate Brands, Inc.                                8,600      256,925
The Limited, Inc.                                    7,000      203,875
Restoration Hardware, Inc. (b)                      11,500      309,062
                                                                -------
                                                                769,862
Shoe & Apparel Manufacturing 2.5%
The Timberland Company Class A (b)                   6,100      277,931

Telecommunication Equipment 10.4%
American Tower Corporation Class A (b)              10,400      307,450
Aware, Inc. (b)                                      6,400      174,000
Comverse Technology, Inc. (b)                        3,200      227,200
General Instrument Corporation (b)                   4,300      145,931
Polycom, Inc. (b)                                   13,500      300,375
                                                              ---------
                                                              1,154,956
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $8,908,384)                        10,551,683
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 11.7%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.23%                        $137,800      137,800
Pitney Bowes Credit Corporation, 5.23%             483,400      483,400
Sara Lee Corporation, 5.23%                        156,100      156,100
Warner Lambert Company, 5.18%                      142,900      142,900
Wisconsin Corporate Central Credit Union, 5.30%    383,700      383,700
                                                              ---------
                                                              1,303,900
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,303,900)                1,303,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $10,212,284)106.4%     11,855,583
Other Assets and Liabilities, Net (6.4%)                       (711,891)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                           $11,143,692
================================================================================

--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                  Contracts     Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period            --        $     --
Options written during the period                     31          75,854
Options closed                                       (31)        (75,854)
Options expired                                       --              --
Options exercised                                     --              --
                                                     ---        --------
Options outstanding at end of period                  --        $     --
                                                     ===        ========

Closed options resulted in a capital loss of $81,827.



================================================================================
                               STRONG GROWTH FUND
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 92.3%
Airline 0.5%
Midwest Express Holdings, Inc. (b)                 350,000 $  9,209,375

Bank - Regional 0.8%
Fifth Third Bancorp                                200,000   14,262,500

Bank - Super Regional 1.0%
Northern Trust Company                             200,000   17,462,500

Brokerage & Investment Management 0.9%
The Charles Schwab Corporation                     300,000   16,856,250

Commercial Service 5.5%
Cintas Corporation                                 100,000    7,043,750
Lason Holdings, Inc. (b)                           100,000    5,818,750
The Metzler Group, Inc. (b)                        225,000   10,954,687
Outdoor Systems, Inc. (b)                          900,000   27,000,000
Paychex, Inc.                                      225,000   11,573,438
Robert Half International, Inc. (b)                200,000    8,937,500
Romac International, Inc. (b)                      700,000   15,575,000
Sykes Enterprises, Inc. (b)                        485,000   14,792,500
                                                            -----------
                                                            101,695,625
Computer - Peripheral Equipment 3.6%
American Power Conversion Corporation (b)          250,000   12,109,375
EMC Communications Corporation (b)                 365,000   31,025,000
Network Appliance, Inc. (b)                        525,000   23,625,000
                                                             ----------
                                                             66,759,375
Computer - Personal & Workstation 1.3%
Dell Computer Corporation (b)                      325,000   23,785,938

Computer Service 1.2%
CSG Systems International, Inc. (b)                 93,000    7,347,000
Fiserv, Inc. (b)                                   300,000   15,431,250
                                                             ----------
                                                             22,778,250
Computer Software 15.7%
Advantage Learning Systems, Inc. (b)               115,000    7,561,250
America Online, Inc. (b)                           250,000   40,000,000
Ascend Communications, Inc. (b)                    250,000   16,437,500
At Home Corporation Series A (b)                   200,000   14,850,000
Cisco Systems, Inc. (b)                            600,000   55,687,500
Compuware Corporation (b)                          200,000   15,625,000
Gemstar International Group, Ltd. (b)              100,000    5,725,000
Inktomi Corporation (b)                            100,000   12,937,500
Legato Systems, Inc. (b)                           400,000   26,375,000
Microsoft Corporation (b)                          235,000   32,591,562
Siebel Systems, Inc. (b)                           150,000    5,090,625
Synopsys, Inc. (b)                                 200,000   10,850,000
3Com Corporation (b)                               250,000   11,203,125

--------------------------------------------------------------------------------
================================================================================
                         STRONG GROWTH FUND (continued)
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
Veritas Software Corporation (b)                   100,000 $  5,993,750
Visio Corporation (b)                              350,000   12,796,875
Yahoo, Inc. (b)                                     60,000   14,103,750
                                                            -----------
                                                            287,828,437
Diversified Operations 0.5%
Tyco International, Ltd.                           125,000    9,429,687

Electric Power 0.8%
Montana Power Company                              250,000   14,140,625

Electronic Instrumentation 1.8%
Perkin Elmer Corporation                           175,000   17,073,438
Waters Corporation (b)                             175,000   15,268,750
                                                             ----------
                                                             32,342,188
Electronics - Semiconductor/Component 8.0%
Altera Corporation (b)                             175,000   10,653,125
Broadcom Corporation (b)                           210,000   25,357,500
Intel Corporation                                  225,000   26,676,562
Jabil Circuit, Inc. (b)                            149,700   11,171,362
Rambus, Inc. (b)                                   150,000   14,437,500
Solectron Corporation (b)                          300,000   27,881,250
Teradyne, Inc. (b)                                 200,000    8,475,000
Transwitch Corporation (b)                         150,000    5,840,625
Xilinx, Inc. (b)                                   250,000   16,281,250
                                                            -----------
                                                            146,774,174
Finance - Miscellaneous 1.0%
Concord EFS, Inc. (b)                              240,000   10,170,000
SunAmerica, Inc.                                   100,000    8,112,500
                                                             ----------
                                                             18,282,500
Healthcare - Biomedical/Genetic 0.9%
Biogen, Inc. (b)                                   100,000    8,300,000
Genzyme Corporation (b)                            150,000    7,462,500
                                                             ----------
                                                             15,762,500
Healthcare - Drug/Diversified 4.8%
Alza Corporation (b)                               150,000    7,837,500
Forest Laboratories, Inc. (b)                      500,000   26,593,750
Pfizer, Inc.                                       100,000   12,543,750
Schering-Plough Corporation                        350,000   19,337,500
Watson Pharmaceuticals, Inc. (b)                   350,000   22,006,250
                                                             ----------
                                                             88,318,750
Healthcare - Instrumentation 1.7%
IDEXX Laboratories, Inc. (b)                       300,000    8,071,875
Medtronic, Inc.                                    300,000   22,275,000
                                                             ----------
                                                             30,346,875
Healthcare - Medical Supply 2.2%
McKesson Corporation                               250,000   19,765,625
PSS World Medical, Inc. (b)                        300,000    6,900,000
Sybron International Corporation (b)               525,000   14,273,438
                                                             ----------
                                                             40,939,063
Healthcare - Product 2.0%
Allergan, Inc.                                     350,000   22,662,500
Sepracor, Inc. (b)                                 150,000   13,134,375
                                                             ----------
                                                             35,796,875
Leisure Service 0.4%
Carnival Corporation                               150,000    7,200,000

Media - Radio/TV 5.1%
Chancellor Media Corporation (b)                    60,000    2,872,500
Clear Channel Communications, Inc. (b)             250,000   13,625,000
Comcast Corporation Class A                        150,000    8,803,125
Infinity Broadcasting Corporation (b)              600,000   16,425,000
Jacor Communications, Inc. (b)                     200,000   12,875,000
Tele-Communications, Inc. Liberty
  Media Group Series A (b)                         325,000   14,970,312
Time Warner, Inc.                                  400,000   24,825,000
                                                             ----------
                                                             94,395,937

Mortgage & Related Service 1.2%
Federal Home Loan Mortgage Corporation             350,000   22,553,125

Retail - Department Store 3.3%
Kohl's Corporation (b)                           1,000,000   61,437,500

Retail - Discount & Variety 2.6%
Dollar Tree Stores, Inc. (b)                       600,000   26,212,500
99 Cents Only Stores (b)                           434,000   21,320,250
                                                             ----------
                                                             47,532,750
Retail - Drug Store 3.1%
CVS Corporation                                    625,000   34,375,000
Walgreen Company                                   375,000   21,960,938
                                                             ----------
                                                             56,335,938
Retail - Food Chain 3.1%
Fred Meyer, Inc. (b)                               275,000   16,568,750
Safeway, Inc. (b)                                  650,000   39,609,375
                                                             ----------
                                                             56,178,125
Retail - Major Chain 1.3%
Wal-Mart Stores, Inc.                              300,000   24,431,250

Retail - Restaurant 0.8%
Starbucks Corporation (b)                          250,000   14,031,250

Retail - Specialty 10.5%
American Eagle Outfitters, Inc. (b)                340,000   22,652,500
Bed Bath & Beyond, Inc. (b)                        500,000   17,062,500
Best Buy Company, Inc. (b)                         225,000   13,809,375
CDW Computer Centers, Inc. (b)                      80,000    7,675,000
Gap, Inc.                                          100,000    5,625,000
Global Imaging Systems, Inc. (b)                   250,000    6,062,500
The Home Depot, Inc.                               525,000   32,123,438
Linens `N Things, Inc. (b)                          29,800    1,180,825
Lowe's Companies, Inc.                             900,000   46,068,750
Office Depot, Inc. (b)                             350,000   12,928,125
Staples, Inc. (b)                                  625,000   27,304,688
                                                            -----------
                                                            192,492,701
Telecommunication Equipment 2.9%
Comverse Technology, Inc. (b)                      200,000   14,200,000
Lucent Technologies, Inc.                           75,000    8,250,000
Tellabs, Inc. (b)                                  200,000   13,712,500
Uniphase Corporation (b)                           250,000   17,343,750
                                                             ----------
                                                             53,506,250
Telecommunication Service 3.8%
Equant NV - New York Registered Shares (b)         110,000    7,459,375
MCI WorldCom, Inc. (b)                             750,000   53,812,500
Qwest Communications International, Inc. (b)       170,000    8,500,000
                                                             ----------
                                                             69,771,875
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,097,432,035)                 1,692,638,188
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.5%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.17%   $ 59,300       59,300
General Mills, Inc., 5.23%                         577,600      577,600
Pitney Bowes Credit Corporation, 5.23%             918,200      918,200
Sara Lee Corporation, 5.23%                        310,000      310,000
Warner Lambert Company, 5.18%                      436,400      436,400
Wisconsin Corporate Central Credit Union, 5.30%    628,200      628,200
                                                              ---------
                                                              2,929,700

SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 1998
--------------------------------------------------------------------------------
================================================================================
                         STRONG GROWTH FUND (continued)
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 5.4%
ABN-AMRO Chicago Corporation (Dated 12/31/98),
  4.90%, Due 1/04/99 (Repurchase proceeds
  $99,053,900);  Collateralized by: $53,646,000
  FNMA Notes,  Zero % - 6.55%,  Due 7/09/99 -
  8/27/12 (Market Value  $50,160,570);
  $20,000,000 FHLMC Debentures, 6.00% - 6.25%,
  Due 11/18/03 - 11/19/08 (Market Value $20,093,315);
  $30,253,000 Federal Home Loan Bank Bonds, Zero % -
  6.60%, Due 2/03/99 - 3/19/18 (Market Value
  $30,726,139) (e)                           $99,000,000 $   99,000,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $101,929,700)            101,929,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST
  $1,199,361,735) 97.8%                                   1,794,567,888
Other Assets and Liabilities, Net 2.2%                       40,106,994
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                        $1,834,674,882
================================================================================


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                  Contracts         Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period             --       $        --
Options written during the period                  13,250         9,416,623
Options closed                                    (13,250)       (9,416,623)
Options expired                                        --                --
Options exercised                                      --                --
                                                   ------        ----------
Options outstanding at end of period                   --       $        --
                                                   ======        ==========

Closed options resulted in a capital loss of $1,383,472.


================================================================================
                             STRONG GROWTH 20 FUND
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 87.9%
Commercial Service 4.6%
Outdoor Systems, Inc. (b)                          110,000  $ 3,300,000

Computer - Peripheral Equipment 9.8%
EMC Communications Corporation (b)                  40,000    3,400,000
Network Appliance, Inc. (b)                         80,000    3,600,000
                                                              ---------
                                                              7,000,000
Computer Software 17.9%
America Online, Inc. (b)                            15,000    2,400,000
Ascend Communications, Inc. (b)                     30,000    1,972,500
At Home Corporation Series A (b)                    15,000    1,113,750
Cisco Systems, Inc. (b)                             45,000    4,176,562
Microsoft Corporation (b)                           17,000    2,357,688
Yahoo, Inc. (b)                                      3,000      705,187
                                                             ----------
                                                             12,725,687
Electronic Products - Miscellaneous 2.8%
Power Integrations, Inc. (b)                        80,000    2,005,000

Electronics - Semiconductor/Components 1.7%
Broadcom Corporation (b)                            10,000    1,207,500

Healthcare - Drug Diversified 4.7%
Forest Laboratories, Inc. (b)                       35,000    1,861,562
Pfizer, Inc.                                        12,000    1,505,250
                                                              ---------
                                                              3,366,812
Healthcare - Instrumentation 1.5%
Medtronic, Inc.                                     14,000    1,039,500

Healthcare - Product 3.1%
Sepracor, Inc. (b)                                  25,000    2,189,063

Media - Radio/TV 4.2%
Infinity Broadcasting Corporation (b)              110,000    3,011,250

Retail - Department Store 5.2%
Kohl's Corporation (b)                              60,000    3,686,250

Retail - Discount & Variety 5.2%
Dollar Tree Stores, Inc. (b)                        45,000    1,965,937
99 Cents Only Stores (b)                            35,000    1,719,375
                                                              ---------
                                                              3,685,312
Retail - Drug Store 3.7%
CVS Corporation                                     30,000    1,650,000
Walgreen Company                                    17,000      995,563
                                                              ---------
                                                              2,645,563
Retail - Food Chain 4.3%
Safeway, Inc. (b)                                   50,000    3,046,875

Retail - Specialty 13.6%
Bed Bath & Beyond, Inc. (b)                         50,000    1,706,250
Lowe's Companies, Inc.                              45,000    2,303,437
Office Depot, Inc. (b)                              95,000    3,509,063
Staples, Inc. (b)                                   50,000    2,184,375
                                                              ---------
                                                              9,703,125
Telecommunication Service 5.6%
MCI WorldCom, Inc. (b)                              55,000    3,946,250
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $45,770,497)                       62,558,187
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 6.3%
COMMERCIAL PAPER 6.3%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.23%                      $  517,200      517,200
Pitney Bowes Credit Corporation, 5.23%           1,458,500    1,458,500
Sara Lee Corporation, 5.23%                        509,700      509,700
Warner-Lambert Company, 5.18%                      613,900      613,900
Wisconsin Corporate Central Credit Union, 5.30%  1,108,800    1,108,800
Wisconsin Electric Power Company, 5.17%            261,300      261,300
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,469,400)                4,469,400
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $50,239,897)
  94.2%                                                      67,027,587
Other Assets and Liabilities, Net 5.8%                        4,177,098
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                           $71,204,685
================================================================================


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                  Contracts         Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period             --         $       --
Options written during the period                   3,599          2,338,828
Options closed                                     (3,599)        (2,338,828)
Options expired                                        --                 --
Options exercised                                      --                 --
                                                    -----          ---------
Options outstanding at end of period                   --         $       --
                                                    =====          =========

Closed options resulted in a capital gain of $14,552.

--------------------------------------------------------------------------------
================================================================================
                               STRONG MID CAP FUND
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 95.2%
Aerospace & Defense 3.0%
Kellstrom Industries, Inc. (b)                      20,000   $  575,000

Commercial Service 2.7%
Sykes Enterprises, Inc. (b)                         17,000      518,500

Computer Service 10.1%
American Management Systems, Inc. (b)                7,500      300,000
Fiserv, Inc. (b)                                     5,250      270,047
National Data Corporation                            5,300      258,044
Shared Medical Systems Corporation                  10,000      498,750
Sterling Commerce, Inc. (b)                         14,000      630,000
                                                              ---------
                                                              1,956,841
Computer Software 16.2%
Citrix Systems, Inc. (b)                             2,300      223,244
Compuware Corporation (b)                            6,000      468,750
Keane, Inc. (b)                                     10,000      399,375
Network Associates, Inc. (b)                         9,000      596,250
QuadraMed Corporation (b)                           20,000      410,000
Sterling Software, Inc. (b)                         18,000      487,125
Transaction Systems Architects, Inc. (b)            10,700      535,000
                                                              ---------
                                                              3,119,744
Computer Systems 1.8%
Policy Management Systems Corporation (b)            7,000      353,500

Electronics - Semiconductor/Component 3.2%
PMC-Sierra, Inc. (b)                                 4,600      290,375
Vitesse Semiconductor Corporation (b)                7,000      319,375
                                                                -------
                                                                609,750
Healthcare - Biomedical/Genetic 3.5%
Alkermes, Inc. (b)                                  12,000      266,250
Biogen, Inc. (b)                                     5,000      415,000
                                                                -------
                                                                681,250
Healthcare - Drug/Diversified 2.2%
Elan Corporation PLC ADR (b)                         6,000      417,375

Healthcare - Instrumentation 2.4%
Arterial Vascular Engineering, Inc. (b)              9,000      472,500

Healthcare - Patient Care 4.4%
Covance, Inc. (b)                                   18,000      524,250
Quintiles Transnational Corporation (b)              6,000      320,250
                                                                -------
                                                                844,500
Insurance - Life 2.1%
Protective Life Corporation                         10,000      398,125

Insurance - Property & Casualty 4.5%
Ambac Financial Group, Inc.                          7,000      421,312
LandAmerica Financial Group, Inc.                    8,000      446,500
                                                                -------
                                                                867,812
Oil - North American Exploration & Production 1.4%
Devon Energy Corporation                             9,000      276,188

Personal & Commercial Lending 2.6%
The CIT Group, Inc.                                 16,000      509,000

Pollution Control 2.5%
Eastern Environmental Services, Inc. (b)            16,500      488,813

Real Estate 8.7%
Apartment Investment & Management
Company Class A                                     13,000      483,437
Camden Property Trust                               16,000      416,000
Duke Realty Investments, Inc.                       18,000      418,500
Mack-Cali Realty Corporation                        12,000      370,500
                                                              ---------
                                                              1,688,437
Retail - Department Store 1.6%
Family Dollar Stores, Inc.                          13,500      297,000

Retail - Discount & Variety 1.5%
Dollar Tree Stores, Inc. (b)                         6,500      283,969

Retail - Specialty 5.2%
AutoZone, Inc. (b)                                  10,000      329,375
Global Imaging Systems, Inc. (b)                    28,000      679,000
                                                              ---------
                                                              1,008,375
Savings & Loan 4.5%
Sovereign Bancorp, Inc.                             27,000      384,750
TeleBanc Financial Corporation (b)                  14,000      476,000
                                                                -------
                                                                860,750
Telecommunication Equipment 4.2%
Uniphase Corporation (b)                             4,500      312,187
World Access, Inc. (b)                              23,000      491,625
                                                                -------
                                                                803,812
Telecommunication Service 4.5%
Global Crossing, Ltd. (b)                            6,500      293,312
IDT Corporation (b)                                 19,000      292,125
STAR Telecommunications, Inc. (b)                   24,000      292,500
                                                                -------
                                                                877,937
Transportation Service 2.4%
C.H. Robinson Worldwide, Inc.                       18,000      466,875
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $14,239,216)                       18,376,053
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.5%
COMMERCIAL PAPER 4.5%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.17%   $    100          100
Pitney Bowes Credit Corporation, 5.23%             384,000      384,000
Sara Lee Corporation, 5.23%                        265,100      265,100
Warner Lambert Company, 5.18%                       44,700       44,700
Wisconsin Corporate Central Credit Union, 5.30%    172,200      172,200
                                                                -------
                                                                866,100
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $866,100)                    866,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST
  $15,105,316) 99.7%                                         19,242,153
Other Assets and Liabilities, Net 0.3%                           54,867
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                           $19,297,020
================================================================================

================================================================================
                             STRONG OPPORTUNITY FUND
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 83.8%
Airline 0.3%
Air New Zealand, Ltd. Class B                    2,607,000  $ 4,084,090
Delta Air Lines, Inc.                               37,800    1,965,600
                                                              ---------
                                                              6,049,690
Auto & Truck Parts 1.2%
Magna International, Inc. Class A                  384,000   23,808,000

Bank - Money Center 2.8%
BankAmerica Corporation                            400,000   24,050,000
Chase Manhattan Corporation                        424,000   28,858,500
ING Groep NV                                        72,000    4,386,273
                                                             ----------
                                                             57,294,773
Bank - Super Regional 2.1%
Mellon Bank Corporation                            205,000   14,093,750
Wells Fargo Company                                740,000   29,553,750
                                                             ----------
                                                             43,647,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 1998
--------------------------------------------------------------------------------
================================================================================
                       STRONG OPPORTUNITY FUND (continued)
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
Beverage - Soft Drink 1.7%
Whitman Corporation                              1,390,900  $35,294,088

Chemical - Specialty 3.5%
Morton International, Inc.                       1,002,000   24,549,000
Praxair, Inc.                                      648,000   22,842,000
Solutia, Inc.                                    1,065,000   23,829,375
                                                             ----------
                                                             71,220,375
Computer - Peripheral Equipment 3.2%
American Power Conversion Corporation (b)          545,000   26,398,437
Quantum Corporation (b)                          1,170,000   24,862,500
Seagate Technology, Inc. (b)                       428,600   12,965,150
                                                             ----------
                                                             64,226,087
Computer - Personal & Workstation 2.0%
Sun Microsystems, Inc. (b)                         475,000   40,671,875

Computer Software 1.8%
Cadence Design Systems, Inc. (b)                 1,130,000   33,617,500
Sybase, Inc. (b)                                   407,500    3,018,047
                                                             ----------
                                                             36,635,547
Diversified Operations 2.2%
Corning, Inc.                                      880,000   39,600,000
Siebe PLC                                        1,236,000    4,844,802
                                                             ----------
                                                             44,444,802
Electric Power 1.4%
NIPSCO Industries, Inc.                            963,600   29,329,575

Electronic Parts Distribution 1.6%
Avnet, Inc.                                        425,000   25,712,500
Marshall Industries (b)                            250,000    6,125,000
                                                             ----------
                                                             31,837,500
Electronic Products - Miscellaneous 2.9%
AVX Corporation                                  1,510,500   25,584,094
General Motors Corporation Class H (b)             833,400   33,075,562
                                                             ----------
                                                             58,659,656
Electronics - Semiconductor/Component 1.9%
Micron Technology, Inc. (b)                        200,000   10,112,500
Texas Instruments, Inc.                            330,000   28,235,625
                                                             ----------
                                                             38,348,125
Food 2.8%
ConAgra, Inc.                                      890,000   28,035,000
Unilever NV                                        350,000   29,028,125
                                                             ----------
                                                             57,063,125
Healthcare - Medical Supply 1.4%
Sybron International Corporation (b)             1,088,600   29,596,312

Healthcare - Patient Care 3.8%
Columbia/HCA Healthcare Corporation              1,171,900   29,004,525
Healthsouth Corporation (b)                      1,699,600   26,237,575
United Healthcare Corporation                      536,500   23,103,031
                                                             ----------
                                                             78,345,131
Household Appliances & Furnishings 1.4%
Premark International, Inc.                        802,100   27,772,712

Insurance - Diversified 1.4%
CIGNA Corporation                                  375,000   28,992,188

Insurance - Multi-line 0.0%
Skandia Forsakrings AB                              34,000      520,205

Insurance - Property & Casualty 4.2%
ACE, Ltd.                                          870,000   29,960,625
American International Group, Inc.                 312,500   30,195,312
Hartford Financial Services Group, Inc.            479,200   26,296,100
                                                             ----------
                                                             86,452,037
Leisure Service 0.7%
Gaylord Entertainment Company                      504,300   15,192,037

Media - Publishing 2.8%
The E.W. Scripps Company Class A                   588,500   29,277,875
Tribune Company                                    408,500   26,961,000
                                                             ----------
                                                             56,238,875
Media - Radio/TV 7.0%
Comcast Corporation Class A                        530,000   31,104,375
Cox Communications, Inc. Class A (b)               475,000   32,834,375
Tele-Communications, Inc. Liberty
  Media Group Series A (b)                         825,000   38,001,562
Tele-Communications, Inc. TCI Group Series A (b)   720,000   39,825,000
                                                            -----------
                                                            141,765,312
Natural Gas Distribution 4.0%
Columbia Energy Group                              474,000   27,373,500
Enron Corporation                                  520,900   29,723,856
The Williams Companies, Inc.                       813,000   25,355,438
                                                             ----------
                                                             82,452,794
Oil - International Integrated 1.2%
Chevron Corporation                                277,000   22,973,688
Fortum Corporation (b)                             100,000      618,071
                                                             ----------
                                                             23,591,759
Oil - North American Exploration & Production 3.5%
Apache Corporation                                 974,000   24,654,375
Barrett Resources Corporation (b)                  881,800   21,163,200
Devon Energy Corporation                           851,000   26,115,063
                                                             ----------
                                                             71,932,638
Oil - North American Integrated 1.0%
USX-Marathon Group                                 666,700   20,084,338

Oil Well Equipment & Service 3.3%
Cooper Cameron Corporation (b)                     822,900   20,161,050
Schlumberger, Ltd.                                 458,300   21,139,087
Weatherford International, Inc. (b)              1,354,500   26,243,438
                                                             ----------
                                                             67,543,575
Precious Metal/Gem/Stone 0.9%
Barrick Gold Corporation                           989,600   19,297,200

Real Estate 1.8%
Ayala Land, Inc.                                 2,456,400      697,301
CarrAmerica Realty Corporation                     375,000    9,000,000
ProLogis Trust                                   1,224,000   25,398,000
Shortland Properties, Ltd.                       2,513,625      885,346
                                                             ----------
                                                             35,980,647
Retail - Department Store 1.3%
May Department Stores Company                      426,100   25,725,788

Retail - Food Chain 1.2%
The Kroger Company (b)                             395,800   23,945,900

Retail - Major Chain 1.4%
Kmart Corporation (b)                            1,729,200   26,478,375
Sears Canada, Inc.                                 141,900    1,623,570
                                                             ----------
                                                             28,101,945
Retail - Specialty 1.6%
Office Depot, Inc. (b)                             865,000   31,950,937

Steel 1.3%
Nucor Corporation                                  596,000   25,777,000

Telecommunication Equipment 0.1%
Alcatel SA ADR                                     125,000    3,054,687

Telecommunication Service 7.1%
AirTouch Communications, Inc. (b)                  383,000   27,623,875
Cable & Wireless Communications PLC (b)            453,000    4,113,200
Cable & Wireless Communications
  PLC Sponsored ADR (b)                            530,000   24,048,750
MediaOne Group, Inc.                               755,200   35,494,400
Omnipoint Corporation (b)                        1,354,200   12,610,988

--------------------------------------------------------------------------------
================================================================================
                       STRONG OPPORTUNITY FUND (continued)
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
Paging Network, Inc. (b)                         2,380,300 $ 11,157,656
United States Cellular Corporation (b)             762,100   28,959,800
                                                            -----------
                                                            144,008,669
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,264,087,318)                 1,706,853,404
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 15.6%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.17% $  136,000      136,000
General Mills, Inc., 5.23%                         396,100      396,100
Pitney Bowes Credit Corporation, 5.23%             113,000      113,000
Sara Lee Corporation, 5.23%                         53,000       53,000
Warner Lambert Company, 5.18%                      156,000      156,000
Wisconsin Corporate Central Credit Union, 5.30%     70,000       70,000
Wisconsin Electric Power Company, 5.17%          1,044,600    1,044,600
                                                              ---------
                                                              1,968,700
REPURCHASE AGREEMENTS 15.4%
ABN-AMRO Chicago Corporation (Dated 12/31/98),
  4.90%, Due 1/04/99 (Repurchase proceeds
  $314,471,119); Collateralized by: $1,036,549
  Resolution Funding Corporation
  Principal Strips, Zero%, Due
  7/15/20 - 10/15/19 (Market
  Value $309,161,226); $11,150,000
  FHLMC Notes, 6.85%, Due 3/04/08
  (Market Value $11,428,056) (e)               314,300,000  314,300,000

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 4/01/99 (c)    1,210,000    1,197,368

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $317,465,866)            317,466,068
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST
  $1,581,553,184) 99.4%                                   2,024,319,472
Other Assets and Liabilities, Net 0.6%                       13,607,075
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                        $2,037,926,547
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                            Underlying       Unrealized
                           Expiration      Face Amount      Appreciation
   Contracts                 Date           at Value       (Depreciation)
--------------------------------------------------------------------------------
Purchased:
  30 Russell 2000            3/99          $ 6,378,750        $140,375
  20 S&P 500                 3/99            6,227,500         (24,250)
  60 S&P Midcap              3/99           11,752,500         431,375


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                 Contracts         Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period            --         $       --
Options written during the period                  9,110          4,031,055
Options closed                                    (3,858)        (1,995,195)
Options expired                                   (5,238)        (2,028,377)
Options exercised                                    (14)            (7,483)
                                                   -----          ---------
Options outstanding at end of period                  --         $       --
                                                   =====          =========

Closed, exercised and expired options resulted in a capital gain of $3,344,267.

================================================================================
                           STRONG SMALL CAP VALUE FUND
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 99.4%
Aerospace & Defense 1.3%
Hexcel Corporation                                  38,000   $  318,250

Airline 1.0%
Lan Chile SA                                        50,000      237,500

Auto & Truck Parts 4.3%
Jason, Inc. (b)                                     91,000      762,125
Mark IV Industries, Inc.                            20,000      260,000
                                                              ---------
                                                              1,022,125
Chemical - Specialty 1.7%
Lawter International, Inc. (g)                      35,000      406,875

Commercial Service 9.4%
R.H. Donnelley Corporation                          35,000      509,687
Romac International, Inc. (b) (g)                   25,000      556,250
SCB Computer Technology, Inc. (b)                   75,000      740,625
Vallen Corporation (b)                              23,000      460,000
                                                              ---------
                                                              2,266,562
Computer Software 9.4%
Optika, Inc. (b)                                   273,000    1,057,875
Phoenix Technologies, Ltd. (b)                     120,000    1,035,000
STB Systems, Inc. (b)                               25,000      167,187
                                                              ---------
                                                              2,260,062
Electronic Instrumentation 0.5%
IFR Systems, Inc. (b)                               25,000      115,625

Electronics - Semiconductor/Component 1.8%
Silicon Valley Group, Inc. (b)                      35,000      446,250

Engineering & Construction 2.8%
Chicago Bridge & Iron Company NV                    55,000      677,187

Finance - Miscellaneous 5.9%
Creditrust Corporation (b)                          55,500    1,415,250

Healthcare - Instrumentation 0.9%
Acuson Corporation (b)                              15,000      223,125

Healthcare - Product 5.8%
Maxxim Medical, Inc. (b)                            38,000    1,130,500
PharMerica, Inc. (b) (g)                            45,000      270,000
                                                              ---------
                                                              1,400,500
Housing 2.6%
Newmark Homes Corporation (b)                       88,000      616,000

Housing Related 0.9%
Watsco, Inc.                                        12,800      214,400

Insurance - Property & Casualty 2.9%
Chicago Title Corporation                           15,000      704,062

Machinery - Miscellaneous 1.8%
Global Industrial Technologies, Inc. (b)            40,000      427,500

Metal Products & Fabrication 0.2%
Olympic Steel, Inc. (b)                              8,000       40,000

Oil - North American Exploration & Production 5.3%
The Meridian Resource Corporation (b)              115,000      366,563
Patina Oil & Gas Corporation                       203,100      596,606
Range Resources Corporation                         95,000      326,562
                                                              ---------
                                                              1,289,731
Oil Well Equipment & Service 7.7%
Lufkin Industries, Inc.                             15,000      277,500
Matrix Service Company (b)                         110,000      522,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 1998
--------------------------------------------------------------------------------
================================================================================
                     STRONG SMALL CAP VALUE FUND (continued)
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
Oceaneering International, Inc. (b)                 40,000  $   600,000
Pride International, Inc. (b)                       65,000      459,063
                                                              ---------
                                                              1,859,063
Paper & Forest Products 2.7%
Chesapeake Corporation                               6,000      221,250
Wausau-Mosinee Paper Corporation                    25,000      442,188
                                                                -------
                                                                663,438
Personal & Commercial Lending 5.0%
World Acceptance Corporation (b)                   187,500    1,218,750

Precious Metal/Gem/Stone 5.9%
Apex Silver Mines, Ltd. (b)                         45,000      371,250
Getchell Gold Corporation (b)                       25,000      681,250
Glamis Gold, Ltd. (b)                              202,700      380,063
                                                              ---------
                                                              1,432,563
Retail - Food Chain 2.1%
Richfood Holdings, Inc. (g)                         25,000      518,750

Retail - Specialty 10.6%
Barbeques Galore, Ltd. (b)                         193,000    1,001,188
Boise Cascade Office Products Corporation (b)(g)    30,000      405,000
Friedman's, Inc. Class A (b)                        17,500      179,375
Heilig-Meyers Company                               35,000      234,063
TBC Corporation (b)                                 75,000      534,375
Trend-Lines, Inc. Class A (b)                       50,000      193,750
                                                              ---------
                                                              2,547,751
Steel 1.4%
Bethlehem Steel Corporation (b)                     40,000      335,000

Telecommunication Equipment 3.4%
Andrew Corporation (b)                              10,000      165,000
Anicom, Inc. (b)                                    50,000      459,375
Tollgrade Communications, Inc. (b)                  10,000      192,500
                                                                -------
                                                                816,875
Trucking 2.1%
Boyd Brothers Transportation, Inc. (b)              10,000       62,500
Covenant Transport, Inc. Class A (b)                25,000      446,875
                                                                -------
                                                                509,375
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $25,228,760)                       23,982,569
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.1%
COMMERCIAL PAPER 1.1%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 5.23%            $193,200      193,200
Warner Lambert Company, 5.18%                          100          100
Wisconsin Corporate Central Credit Union, 5.30%     76,100       76,100
                                                                -------
                                                                269,400
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $269,400)                    269,400
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST
  $25,498,160) 100.5%                                        24,251,969
Other Assets and Liabilities, Net (0.5%)                       (114,313)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                           $24,137,656
================================================================================

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                 Contracts         Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period            --         $       --
Options written during the period                 13,437          2,107,421
Options closed                                    (9,535)        (1,605,433)
Options expired                                   (2,434)          (315,412)
Options exercised                                   (113)           (17,754)
                                                   -----         ----------
Options outstanding at end of period               1,355         $  168,822
                                                   =====         ==========

Closed, exercised and expired options resulted in a capital gain of $613,876.


--------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                   Contracts
                                                  (100 shares        Value
                                                  per contract)     (Note 2)
--------------------------------------------------------------------------------
Boise Cascade Office Products Corporation
Calls: (Strike Price is $10.00. Expiration date
is 2/19/99.  Premium Received $12,743.)                 75         ($26,719)

Hexcel Corporation Puts: (Strike Price is $10.00.
Expiration date is 4/16/99. Premium Received $11,412.)  50          (12,188)

Lawter International, Inc. Calls: (Strike Price is
$10.00.  Expiration date is 6/18/99. Premium Received
$10,950.)                                              100          (18,125)

PharMerica, Inc.
Calls: (Strike Price is $5.00. Expiration date is
3/19/99.  Premium Received $12,036.)                   150          (29,063)
Calls: (Strike Price is $7.50. Expiration date is
3/19/99.  Premium Received $22,199.)                   300          (26,250)
Puts: (Strike Price is $5.00. Expiration date is
3/19/99.  Premium Received $22,986.)                   150           (9,845)

Phoenix Technologies, Ltd.
Puts: (Strike Price is $7.50. Expiration date is
1/15/99.  Premium Received $8,025.)                    100           (1,563)
Puts: (Strike Price is $7.50. Expiration date is
2/19/99.  Premium Received $13,125.)                   150           (6,095)

Pride International, Inc.
Puts: (Strike Price is $7.50. Expiration date is
1/15/99.  Premium Received $8,760.)                     80           (5,500)

Richfood Holdings, Inc.
Calls: (Strike Price is $20.00. Expiration date is
5/21/99.  Premium Received $7,350.)                     50          (13,438)

Romac International, Inc.
Calls: (Strike Price is $17.50. Expiration date is
1/15/99.  Premium Received $7,037.)                     50          (25,313)
Calls: (Strike Price is $20.00. Expiration date is
6/18/99.  Premium Received $32,199.)                   100          (45,625)

--------------------------------------------------------------------------------
================================================================================
                          STRONG STRATEGIC GROWTH FUND
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 91.4%
Aerospace & Defense 2.7%
Kellstrom Industries, Inc. (b)                       3,300   $   94,875

Commercial Service 6.5%
Strayer Education, Inc.                              2,500       88,125
Sykes Enterprises, Inc. (b)                          4,500      137,250
                                                                -------
                                                                225,375
Computer Service 8.6%
Shared Medical Systems Corporation                   1,600       79,800
Sterling Commerce, Inc. (b)                          2,900      130,500
Tier Technologies, Inc. Class B (b)                  5,000       86,250
                                                                -------
                                                                296,550
Computer Software 15.7%
Network Associates, Inc. (b)                         1,500       99,375
Platinum Technology, Inc. (b)                        3,000       57,375
QuadraMed Corporation (b)                            5,200      106,600
Sterling Software, Inc. (b)                          3,300       89,306
Transaction Systems Architects, Inc. (b)             2,400      120,000
Zebra Technologies Corporation (b)                   2,500       71,875
                                                                -------
                                                                544,531
Finance - Miscellaneous 2.2%
BA Merchant Services, Inc. Class A (b)               3,800       76,475

Healthcare - Biomedical/Genetic 4.3%
Alkermes, Inc. (b)                                   3,000       66,562
Biogen, Inc. (b)                                     1,000       83,000
                                                                -------
                                                                149,562
Healthcare - Drug/Diversified 5.6%
Elan Corporation PLC ADR (b)                         1,500      104,344
Merck & Company, Inc.                                  600       88,612
                                                                -------
                                                                192,956
Healthcare - Medical Supply 3.0%
Wesley Jessen VisionCare, Inc. (b)                   3,700      102,675

Healthcare - Patient Care 2.5%
Covance, Inc. (b)                                    3,000       87,375

Insurance - Property & Casualty 2.6%
LandAmerica Financial Group, Inc.                    1,600       89,300

Oil - North American Exploration & Production 0.9%
Devon Energy Corporation                             1,000       30,688

Personal & Commercial Lending 7.9%
Associates First Capital Corporation                 2,600      110,175
The CIT Group, Inc.                                  3,100       98,619
Household International, Inc.                        1,600       63,400
                                                                -------
                                                                272,194
Pollution Control 2.8%
Eastern Environmental Services, Inc. (b)             3,300       97,762

Real Estate 5.8%
Apartment Investment & Management
Company Class A                                      2,000       74,375
Camden Property Trust                                2,500       65,000
Duke Realty Investments, Inc.                        2,700       62,775
                                                                -------
                                                                202,150
Retail - Drug Store 3.2%
CVS Corporation                                      2,000      110,000

Retail - Specialty 3.5%
Global Imaging Systems, Inc. (b)                     5,000      121,250

Savings & Loan 2.9%
TeleBanc Financial Corporation (b)                   3,000      102,000

Telecommunication Equipment 2.3%
World Access, Inc. (b)                               3,800       81,225

Telecommunication Service 5.9%
Global Crossing, Ltd. (b)                            2,900      130,863
STAR Telecommunications, Inc. (b)                    6,000       73,125
                                                                -------
                                                                203,988
Transportation Service 2.5%
C.H. Robinson Worldwide, Inc.                        3,400       88,188
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $2,788,253)                         3,169,119
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 2.8%
Monsanto Company 6.50% Adjustable Conversion
  Rate Equity Security Units, Due 11/30/03 (b)       2,000       98,000
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $80,000)                98,000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.5%
COMMERCIAL PAPER 5.5%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.17% $      100          100
Pitney Bowes Credit Corporation, 5.23%              17,100       17,100
Sara Lee Corporation, 5.23%                         14,500       14,500
Wisconsin Corporate Central Credit Union, 5.30%    156,200      156,200
                                                                -------
                                                                187,900
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $187,900)                    187,900
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $3,056,153)
  99.7%                                                       3,455,019
Other Assets and Liabilities, Net 0.3%                           11,509
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                            $3,466,528
================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.
(e)  See note 2(I) of Notes to Financial Statements.
(f)  Affiliated Issuer. (See note 7 of Notes to Financial Statements.)
(g) All or a portion of these securities are held in conjunction with open written call option contracts.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------------------
December 31, 1998

                                                                   (In Thousands, Except Per Share Amounts)

                                                             STRONG       STRONG      STRONG      STRONG       STRONG
                                                             COMMON     DISCOVERY   ENTERPRISE    GROWTH     GROWTH 20
                                                           STOCK FUND      FUND        FUND        FUND         FUND
                                                           ----------   ---------   ----------    ------     ---------
ASSETS:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $1,192,390, $270,722,
      $10,212, $1,199,362 and $50,240, respectively)       $1,413,745    $302,063    $11,855    $1,794,568    $67,028
    Affiliated Issuers (Cost of $10,181, $2,364, $0, $0
      and $0, respectively)                                    18,771         800         --            --         --
  Receivable for Securities Sold                                9,082      20,503        197        75,451      8,862
  Receivable for Fund Shares Sold                                  15           3         29            31         24
  Dividends and Interest Receivable                             1,232         126          5           266         18
  Other Assets                                                    109         166         24           143         15
                                                            ---------     -------     ------     ---------     ------
  Total Assets                                              1,442,954     323,661     12,110     1,870,459     75,947
LIABILITIES:
  Payable for Securities Purchased                              2,878       1,557        934        35,649      4,728
  Payable for Fund Shares Redeemed                                 50          75         --            78         --
  Accrued Operating Expenses and Other Liabilities                125          34         32            57         14
                                                            ---------    --------    -------    ----------    -------
  Total Liabilities                                             3,053       1,666        966        35,784      4,742
                                                            ---------    --------    -------    ----------    -------
NET ASSETS                                                 $1,439,901    $321,995    $11,144    $1,834,675    $71,205
                                                           ==========    ========    =======    ==========    =======
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)            $1,167,401    $299,644    $ 9,177    $1,215,495    $51,797
  Accumulated Net Investment Income (Loss)                         --        (208)        --            --         --
  Accumulated Net Realized Gain (Loss)                         42,738      (7,656)       324        23,974      2,620
  Net Unrealized Appreciation                                 229,762      30,215      1,643       595,206     16,788
                                                           ----------    --------    -------    ----------    -------
  Net Assets                                               $1,439,901    $321,995    $11,144    $1,834,675    $71,205
                                                           ==========    ========    =======    ==========    =======

Capital Shares Outstanding (Unlimited Number Authorized)       68,366      17,941        756        78,926      4,613

NET ASSET VALUE PER SHARE                                      $21.06      $17.95     $14.74        $23.25     $15.44
                                                               ======      ======     ======        ======     ======


                                                   See Notes to Financial Statements.
32


STATEMENTS OF ASSETS AND LIABILITIES (continued)
----------------------------------------------------------------------------------------------------------------
December 31, 1998
                                                               (In Thousands, Except Per Share Amounts)

                                                        STRONG           STRONG          STRONG        STRONG
                                                        MID CAP        OPPORTUNITY      SMALL CAP     STRATEGIC
                                                         FUND             FUND         VALUE FUND    GROWTH FUND
                                                        -------        -----------     ----------    -----------
ASSETS:
  Investments in Securities, at Value
    (Cost of $15,105, $1,581,553, $25,498
      and $3,056, respectively)                          $19,242       $2,024,319        $24,252        $3,455
  Receivable for Securities Sold                             106           27,442            207            13
  Receivable for Fund Shares Sold                             20               83              3            --
  Dividends and Interest Receivable                           16            1,244              2             3
  Other Assets                                                46              600             17            16
                                                          ------        ---------         ------         -----
  Total Assets                                            19,430        2,053,688         24,481         3,487
LIABILITIES:
  Payable for Securities Purchased                            87           15,312             98            --
  Written Options, at Value (Premiums Received
    of $0, $0, $169 and $0, respectively)                     --               --            220            --
  Payable for Fund Shares Redeemed                            --              267             --            --
  Accrued Operating Expenses and Other Liabilities            46              182             25            21
                                                          ------        ---------         ------         -----
  Total Liabilities                                          133           15,761            343            21
                                                          ------        ---------         ------         -----
NET ASSETS                                               $19,297       $2,037,927        $24,138        $3,466
                                                         =======       ==========        =======        ======
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)          $15,633       $1,544,995        $25,623        $3,158
  Accumulated Net Investment Income                           --               44             --            --
  Accumulated Net Realized Gain (Loss)                      (473)          49,570           (188)          (91)
  Net Unrealized Appreciation (Depreciation)               4,137          443,318         (1,297)          399
                                                         -------       ----------        -------        ------
  Net Assets                                             $19,297       $2,037,927        $24,138        $3,466
                                                         =======       ==========        =======        ======

Capital Shares Outstanding (Unlimited Number Authorized)   1,481           52,772          2,276           308

NET ASSET VALUE PER SHARE                                 $13.03           $38.62         $10.61        $11.25
                                                          ======           ======         ======        ======

                                             See Notes to Financial Statements.

                                                                                                            33

STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------
For the Year Ended December 31, 1998 (Note 1)

                                                                        (In Thousands)

                                                  STRONG      STRONG      STRONG      STRONG        STRONG
                                                  COMMON     DISCOVERY  ENTERPRISE    GROWTH      GROWTH 20
                                                STOCK FUND      FUND       FUND        FUND          FUND
                                                ----------   ---------  ----------    ------      ---------

INCOME:
  Dividends--Unaffiliated (net of withholding
    taxes of $151, $11, $0, $11 and $0,
    respectively)                                $ 10,271     $ 1,459     $   2     $  5,278       $   115
  Dividends--Affiliated                               558          --        --           --            --
  Interest--Unaffiliated                            7,361       1,703        13        4,802           376
  Interest--Affiliated                                 65          60        --           --            --
                                                   ------       -----      ----      -------        ------
  Total Income                                     18,255       3,222        15       10,080           491
EXPENSES:
  Investment Advisory Fees                         15,453       3,426        13       16,040           572
  Custodian Fees                                      119          56         3           82            10
  Shareholder Servicing Costs                       1,939         821         3        3,403           165
  Professional Fees                                    67          24         6           45            10
  Reports to Shareholders                             312         150         5          731            32
  Federal and State Registration Fees                 106          39        10          104            54
  Other                                                79          23         1           91             3
                                                   ------       -----       ---       ------         -----
  Total Expenses Before Waivers and Absorptions    18,075       4,539        41       20,496           846
  Expense Waivers and Absorptions by Advisor           --          --       (16)          --            --
                                                   ------       -----       ---       ------         -----
  Expenses, Net                                    18,075       4,539        25       20,496           846
                                                   ------       -----       ---       ------         -----
NET INVESTMENT INCOME (LOSS)                          180      (1,317)      (10)     (10,416)         (355)
REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                   130,590      32,641       372      107,392         6,232
    Futures Contracts, Options and Forward
      Foreign Currency Contracts                   (2,285)     (4,866)      (36)      (2,485)            8
    Foreign Currencies                                 (2)         --        --           --            --
                                                  -------      ------       ---      -------         -----
    Net Realized Gain                             128,303      27,775       336      104,907         6,240

  Change in Unrealized Appreciation/Depreciation on:
    Investments                                   (40,263)     (4,179)    1,643      304,272        13,211
    Futures Contracts                                (186)        243        --          --             --
    Foreign Currencies                                400          --        --          --             --
                                                  -------      ------     -----      -------        ------
    Net Change in Unrealized Appreciation
      /Depreciation                               (40,049)     (3,936)    1,643      304,272        13,211
                                                  -------      ------     -----      -------        ------
NET GAIN ON INVESTMENTS                            88,254      23,839     1,979      409,179        19,451
                                                  -------      ------     -----      -------        ------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                     $ 88,434     $22,522    $1,969     $398,763       $19,096
                                                 ========     =======    ======     ========       =======

                                           See Notes to Financial Statements.
34


STATEMENTS OF OPERATIONS (continued)
--------------------------------------------------------------------------------------------------------------
For the Year Ended December 31, 1998 (Note 1)

                                                                             (In Thousands)

                                                        STRONG          STRONG         STRONG         STRONG
                                                        MID CAP      OPPORTUNITY      SMALL CAP      STRATEGIC
                                                         FUND            FUND        VALUE FUND     GROWTH FUND
                                                        -------      -----------     ----------     -----------

INCOME:
  Dividends - Unaffiliated (net of withholding
    taxes of $0, $440, $8, and $0, respectively)       $   84         $ 16,036         $   89          $ 12
  Dividends - Affiliated                                   --              504             --            --
  Interest                                                 74           11,123             75            11
                                                           --           ------             --            --
  Total Income                                            158           27,663            164            23
EXPENSES:
  Investment Advisory Fees                                197           20,313            178            16
  Custodian Fees                                            8              147             19             3
  Shareholder Servicing Costs                              65            3,305             67             6
  Professional Fees                                        12               82              8             6
  Federal and State Registration Fees                      28               69             46            22
  Other                                                    20              658             15             2
                                                           --              ---             --             -
  Total Expenses Before Waivers and Absorptions           330           24,574            333            55
  Expense Waivers and Absorptions by Advisor               --               --             --           (23)
                                                          ---           ------            ---           ---
  Expenses, Net                                           330           24,574            333            32
                                                          ---           ------            ---            --
NET INVESTMENT INCOME (LOSS)                             (172)           3,089           (169)           (9)

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                            22          210,645           (802)          (91)
    Options                                                --            3,336            614            --
    Foreign Currencies                                     --              (10)            --            --
                                                           --          -------            ---            --
    Net Realized Gain (Loss)                               22          213,971           (188)          (91)
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                         1,987           60,298         (1,246)          399
    Futures Contracts and Options                          --              548            (51)           --
    Foreign Currencies                                     --              429             --            --
                                                        -----           ------          -----           ---
    Net Change in Unrealized Appreciation/Depreciation  1,987           61,275         (1,297)          399
                                                        -----           ------         ------           ---
NET GAIN (LOSS) ON INVESTMENTS                          2,009          275,246         (1,485)          308
                                                        -----          -------         ------           ---
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            $1,837         $278,335        ($1,654)         $299
                                                       ======         ========        =======          ====

                                              See Notes to Financial Statements.

                                                                                                         35

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              (In Thousands)

                                                                         STRONG COMMON STOCK FUND          STRONG DISCOVERY FUND
                                                                      ------------------------------    ----------------------------
                                                                       Year Ended       Year Ended       Year Ended     Year Ended
                                                                      Dec. 31, 1998    Dec. 31, 1997    Dec. 31, 1998  Dec. 31, 1997
                                                                      -------------    -------------    -------------  -------------

OPERATIONS:
  Net Investment Income (Loss)                                        $       180       $       556       ($  1,317)      ($  3,494)
  Net Realized Gain                                                       128,303           222,693          27,775          36,232
  Net Change in Unrealized Appreciation/Depreciation                      (40,049)           73,870          (3,936)          7,034
                                                                          -------            ------          ------           -----
  Net Increase in Net Assets Resulting from Operations                     88,434           297,119          22,522          39,772
DISTRIBUTIONS:
  From Net Investment Income                                                 --                (556)           --              --
  In Excess of Net Investment Income                                         --              (1,918)           --              --
  From Net Realized Gains                                                 (86,285)         (246,268)         (4,244)        (36,232)
  In Excess of Net Realized Gains                                            --                --              --            (7,422)
                                                                           ------           -------           -----          ------
  Total Distributions                                                     (86,285)         (248,742)         (4,244)        (43,654)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                               254,809           294,151         247,185         300,976
  Proceeds from Reinvestment of Distributions                              83,552           242,397           4,134          42,767
  Payment for Shares Redeemed                                            (465,436)         (263,744)       (330,613)       (470,643)
                                                                         --------          --------        --------        --------
  Net Increase (Decrease) in Net Assets from Capital
    Share Transactions                                                   (127,075)          272,804         (79,294)       (126,900)
                                                                         --------           -------         -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (124,926)          321,181         (61,016)       (130,782)
NET ASSETS:
  Beginning of Year                                                     1,564,827         1,243,646         383,011         513,793
                                                                        ---------         ---------         -------         -------
  End of Year                                                         $ 1,439,901       $ 1,564,827       $ 321,995       $ 383,011
                                                                      ===========       ===========       =========       =========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                     11,860            13,002          14,251          16,361
  Issued in Reinvestment of Distributions                                   4,039            11,819             235           2,569
  Redeemed                                                                (21,988)          (11,814)        (19,075)        (25,839)
                                                                          -------           -------         -------         -------
  Net Increase (Decrease) in Shares of the Fund                            (6,089)           13,007          (4,589)         (6,909)
                                                                           ======            ======          ======          ======


36

                                                            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------------------------------

                                                                       (In Thousands)

                                                   STRONG ENTERPRISE FUND        STRONG GROWTH FUND
                                                   ----------------------  -------------------------------
                                                         Year Ended         Year Ended        Year Ended
                                                        Dec. 31, 1998      Dec. 31, 1998     Dec. 31, 1997
                                                        -------------      -------------     -------------
                                                          (Note 1)
OPERATIONS:
  Net Investment Loss                                    ($    10)         ($   10,416)     ($    7,215)
  Net Realized Gain                                           336              104,907          184,678
  Net Change in Unrealized Appreciation/Depreciation        1,643              304,272           80,535
                                                            -----              -------           ------
  Net Increase in Net Assets Resulting from Operations      1,969              398,763          257,998
DISTRIBUTIONS:
  In Excess of Net Investment Income                           --                   --              (92)
  From Net Realized Gains                                      (2)                 (37)        (201,884)
  In Excess of Net Realized Gains                              --                   --          (60,918)
                                                              ---                  ---          -------
  Total Distributions                                          (2)                 (37)        (262,894)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                10,984              379,839          568,912
  Proceeds from Reinvestment of Distributions                   2                   36          257,296
  Payment for Shares Redeemed                              (1,809)            (602,747)        (532,345)
  Net Proceeds from Acquisition (Note 8)                       --               61,697               --
                                                            -----              -------          -------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                         9,177             (161,175)         293,863
                                                            -----             --------          -------
TOTAL INCREASE IN NET ASSETS                               11,144              237,551          288,967
NET ASSETS:
  Beginning of Year                                            --            1,597,124        1,308,157
                                                         --------            ---------        ---------
  End of Year                                            $ 11,144          $ 1,834,675      $ 1,597,124
                                                         ========          ===========      ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                        897               19,329           29,336
  Issued to Effect Acquisition (Note 8)                        --                3,292               --
  Issued in Reinvestment of Distributions                      --                    2           14,529
  Redeemed                                                   (141)             (30,918)         (27,349)
                                                             ----              -------          -------
  Net Increase (Decrease) in Shares of the Fund               756               (8,295)          16,516
                                                              ===               ======           ======


                                                         STRONG GROWTH 20 FUND           STRONG MID CAP FUND
                                                      ----------------------------   ----------------------------
                                                       Year Ended     Year Ended      Year Ended     Year Ended
                                                      Dec. 31, 1998  Dec. 31, 1997   Dec. 31, 1998  Dec. 31, 1997
                                                      -------------  -------------   -------------  -------------
                                                                       (Note 1)
OPERATIONS:
  Net Investment Loss                                    ($   355)   ($    68)          ($   172)   ($   125)
  Net Realized Gain (Loss)                                  6,240      (2,826)                22        (466)
  Net Change in Unrealized Appreciation/Depreciation       13,211       3,577              1,987       2,149
                                                           ------       -----              -----       -----
  Net Increase in Net Assets Resulting from Operations     19,096         683              1,837       1,558
DISTRIBUTIONS:
  In Excess of Net Investment Income                           (1)       (370)                --          (6)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                39,531      77,081             23,567      32,746
  Proceeds from Reinvestment of Distributions                   1         364                 --           6
  Payment for Shares Redeemed                             (47,100)    (18,080)           (21,772)    (18,639)
                                                          -------     -------            -------     -------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                        (7,568)     59,365              1,795      14,113
                                                           ------      ------              -----      ------
TOTAL INCREASE IN NET ASSETS                               11,527      59,678              3,632      15,665
NET ASSETS:
  Beginning of Year                                        59,678          --             15,665          --
                                                           ------      ------            -------     -------
  End of Year                                             $71,205     $59,678           $ 19,297    $ 15,665
                                                          =======     =======           ========    ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                      3,204       6,862              1,888       3,136
  Issued in Reinvestment of Distributions                      --          33                 --           1
  Redeemed                                                 (3,869)     (1,618)            (1,760)     (1,760)
                                                           ------      ------             ------      ------
  Net Increase (Decrease) in Shares of the Fund              (665)      5,277                104       1,377
                                                             ====       =====                ===       =====

                                                                                                          37
                                              See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)
------------------------------------------------------------------------------------------------------------------

                                                                                        (In Thousands)

                                                                                                  STRONG SMALL CAP
                                                                      STRONG OPPORTUNITY FUND        VALUE FUND
                                                                   ------------------------------ ----------------
                                                                    Year Ended       Year Ended      Year Ended
                                                                   Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998
                                                                   -------------    -------------   -------------
                                                                                                       (Note 1)
OPERATIONS:
  Net Investment Income (Loss)                                      $     3,089    $     4,721         ($  169)
  Net Realized Gain (Loss)                                              213,971        288,375            (188)
  Net Change in Unrealized Appreciation/Depreciation                     61,275         83,844          (1,297)
                                                                         ------         ------          ------
  Net Increase (Decrease) in Net Assets Resulting from Operations       278,335        376,940          (1,654)
DISTRIBUTIONS:
  From Net Investment Income                                             (2,486)        (4,721)             --
  In Excess of Net Investment Income                                       --              (93)             --
  From Net Realized Gains                                              (220,319)      (261,981)             --
                                                                       --------       --------            ----
  Total Distributions                                                  (222,805)      (266,795)             --
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                             348,997        337,611          60,317
  Proceeds from Reinvestment of Distributions                           217,297        260,936              --
  Payment for Shares Redeemed                                          (508,783)      (553,376)        (34,525)
                                                                       --------       --------         -------
  Net Increase in Net Assets from Capital Share Transactions             57,511         45,171          25,792
                                                                         ------         ------          ------
TOTAL INCREASE IN NET ASSETS                                            113,041        155,316          24,138
NET ASSETS:
  Beginning of Year                                                   1,924,886      1,769,570              --
                                                                      ---------      ---------         -------
  End of Year                                                       $ 2,037,927    $ 1,924,886        $ 24,138
                                                                    ===========    ===========        ========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                    8,778          8,874           5,453
  Issued in Reinvestment of Distributions                                 5,578          7,155              --
  Redeemed                                                              (13,034)       (14,759)         (3,177)
                                                                        -------        -------          ------
  Net Increase in Shares of the Fund                                      1,322          1,270           2,276
                                                                          =====          =====           =====


                                                   STRONG STRATEGIC GROWTH FUND
                                                   ----------------------------
                                                             Year Ended
                                                            Dec. 31, 1998
                                                            -------------
                                                              (Note 1)
OPERATIONS:
  Net Investment Loss                                          ($    9)
  Net Realized Loss                                                (91)
  Net Change in Unrealized Appreciation/Depreciation               399
                                                                   ---
  Net Increase in Net Assets Resulting from Operations             299
DISTRIBUTIONS FROM NET INVESTMENT INCOME                            --
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                      5,323
  Payment for Shares Redeemed                                   (2,156)
                                                                ------
  Net Increase in Net Assets from Capital Share Transactions     3,167
                                                                 -----
TOTAL INCREASE IN NET ASSETS                                     3,466
NET ASSETS:
  Beginning of Year                                                 --
                                                               -------
  End of Year                                                  $ 3,466
                                                               =======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                             528
  Redeemed                                                        (220)
                                                                  ----
  Net Increase in Shares of the Fund                               308
                                                                   ===


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998

1.   ORGANIZATION
     The accompanying financial statements represent the Strong Growth Funds, which include the following diversified, open-end management investment companies registered under the Investment Company Act of 1940:
       -Strong Common Stock Fund, Inc.
       -Strong Discovery Fund, Inc.
       -Strong Enterprise Fund (a series of Strong Equity Funds, Inc.)
       -Strong Growth Fund (a series of Strong Equity Funds, Inc.)
       -Strong Growth 20 Fund (a series of Strong Equity Funds, Inc.)
       -Strong Mid Cap Fund (a series of Strong Equity Funds, Inc.)
       -Strong Opportunity Fund, Inc.
       -Strong Small Cap Value Fund (a series of Strong Equity Funds, Inc.) -Strong Strategic Growth Fund (a series of Strong Equity Funds, Inc.)
     Strong Growth 20 Fund commenced operations on July 1, 1997. Strong Small Cap Value Fund commenced operations on January 2, 1998. Strong Strategic Growth Fund commenced operations on July 1, 1998. Strong Enterprise Fund commmenced operations on October 1, 1998.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted  securities  held at  December  31,  1998 were as  follows:

                                           Aggregate    Aggregate     Percent of
                                              Cost      Fair Value    Net Assets
                                           ---------    ----------    ----------
               Strong Common Stock Fund   $13,000,000   $11,570,000      0.8%
               Strong Discovery Fund          632,546       252,674      0.1%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Foreign  denominated assets and forward currency contracts may involve
          greater  risks  than  domestic   transactions,   including   currency,
          political and economic, regulatory and market risks.

--------------------------------------------------------------------------------
December 31, 1998


     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on annualized rates of 1.00% of the average daily net assets of the Funds. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. During 1998, the Advisor involuntarily waived expenses of $15,769 and $22,674 for the Strong Enterprise Fund and Strong Strategic Growth Fund, respectively. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

--------------------------------------------------------------------------------

Certain information regarding related party transactions, excluding the effects of waivers and reimbursements, for the year ended December 31, 1998, is as follows:

                                                  Shareholder
                                Payable to    Servicing and Other  Unaffiliated
                                Advisor at         Expenses         Directors'
                            December 31, 1998   Paid to Advisor        Fees
                            ----------------- -------------------  ------------

STRONG COMMON STOCK FUND           $ 80,055       $2,082,624         $16,686
STRONG DISCOVERY FUND                20,141          917,041           5,217
STRONG ENTERPRISE FUND                  113            2,144              --
STRONG GROWTH FUND                   25,292        3,615,965          17,000
STRONG GROWTH 20 FUND                 4,901          161,172           1,500
STRONG MID CAP FUND                  33,858           64,378           1,500
STRONG OPPORTUNITY FUND             130,837        3,475,911          20,181
STRONG SMALL CAP VALUE FUND          15,036           64,337           1,500
STRONG STRATEGIC GROWTH FUND            147            5,125             400

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At December 31, 1998, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities during the year ended December 31, 1998, were as follows:

                                            Purchases              Sales
                                          --------------       --------------
         STRONG COMMON STOCK FUND         $1,438,727,856       $1,674,467,768
         STRONG DISCOVERY FUND               572,398,858          652,490,956
         STRONG ENTERPRISE FUND               14,130,074            5,594,274
         STRONG GROWTH FUND                3,729,966,751        3,929,651,478
         STRONG GROWTH 20 FUND               270,578,063          279,797,865
         STRONG MID CAP FUND                  38,192,348           36,951,621
         STRONG OPPORTUNITY FUND           1,534,101,593        1,823,580,126
         STRONG SMALL CAP VALUE FUND          47,269,590           21,226,046
         STRONG STRATEGIC GROWTH FUND          4,698,010            1,738,388


6.   INCOME TAX INFORMATION
     At December 31, 1998, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                                                                      Net
                               Federal Tax      Unrealized       Unrealized       Appreciation/  Net Capital Loss
                                   Cost        Appreciation     Depreciation     (Depreciation)     Carryovers
                              --------------   ------------     ------------     --------------  ----------------
STRONG COMMON STOCK FUND      $1,208,546,847   $358,264,595     $134,295,869      $223,968,726     $        --
STRONG DISCOVERY FUND            276,517,391     51,969,030       25,623,144        26,345,886              --
STRONG ENTERPRISE FUND            10,256,990      1,723,318          124,725         1,598,593              --
STRONG GROWTH FUND             1,227,316,604    567,924,368          673,084       567,251,284      15,174,979
STRONG GROWTH 20 FUND             50,645,787     16,446,719           64,919        16,381,800              --
STRONG MID CAP FUND               15,060,383      4,659,075          477,305         4,181,770         517,673
STRONG OPPORTUNITY FUND        1,591,433,116    532,789,858       99,903,502       432,886,356              --
STRONG SMALL CAP VALUE FUND       25,612,290      3,017,389        4,377,710        (1,360,321)        131,504
STRONG STRATEGIC GROWTH FUND       3,079,144        576,951          201,076           375,875          68,378

--------------------------------------------------------------------------------
December 31, 1998


     During the year ended December 31, 1998, the Funds paid capital gains distributions (taxable as long term gains at 20%) to shareholders as follows (unaudited): Strong Common Stock Fund $0, Strong Discovery Fund $4,244,403, Strong Enterprise Fund $0, Strong Growth Fund $0, Strong Growth 20 Fund $0, Strong Mid Cap Fund $0, Strong Opportunity Fund $211,220,874, Strong Small Cap Value Fund $0, and Strong Strategic Growth Fund $0.

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 1998 which is designated as qualifying for the dividends-received deduction are as follows (unaudited):
     Strong Common Stock Fund 0.0%, Strong Discovery Fund 0.0%, Strong Enterprise Fund 0.0%, Strong Growth Fund 0.0%, Strong Growth 20 Fund 100.0%, Strong Mid Cap Fund 0.0%, Strong Opportunity Fund 100.0%, Strong Small Cap Value Fund 0.0%, and Strong Strategic Growth Fund 0.0%.


7.   INVESTMENTS IN AFFILIATES
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 1998 is as follows:

                             Balance of                                   Balance of                Dividend/Interest
                            Shares or Par     Gross        Gross Sales   Shares or Par     Value         Income         Realized
                             Value Held     Purchases           and       Value Held      Dec. 31,  Jan. 1 - Dec. 31,  Gain/(Loss)
                            Jan. 1, 1998  and Additions     Reductions   Dec. 31, 1998      1998          1998           on Sale
                            ------------- -------------    -----------   -------------    --------  -----------------  -----------


STRONG COMMON STOCK FUND
------------------------
IHOP Corporation                 492,000           --           (22,000)    470,000     $18,770,625          --        $  367,694
Musicland Group, Inc. Senior
   Subordinated Notes          1,000,000           --        (1,000,000)         --              --    $ 64,723           213,077
Musicland Stores Corporation   1,900,000           --        (1,900,000)         --              --          --         9,756,342
Strong Institutional
   Money Fund                 36,000,000           --       (36,000,000)         --              --     549,783                --
Strong Investors Money Fund           --    1,000,000        (1,000,000)         --              --       7,931                --

STRONG DISCOVERY FUND
---------------------
Cohr, Inc.                       183,100      329,600          (512,700)         --              --          --        (4,909,301)
Halsey Drug Company, Inc.
   Common Stock                  694,220        7,435          (303,600)    398,055         547,326          --        (1,206,261)
Halsey Drug Company, Inc.
   Restricted Common Stock         2,820       13,845            (2,820)     13,845          17,140          --                --
Halsey Drug Company, Inc.
   Convertible  Bonds            600,000           --                --     600,000         228,462      60,000                --
Halsey Drug Company, Inc.
   Warrants                       21,429           --                --      21,429           7,072          --                --

STRONG OPPORTUNITY FUND
-----------------------

Strong Institutional
   Money Fund                 30,600,000           --       (30,600,000)         --             --      497,917                --
Strong Investors Money Fund           --    1,000,000        (1,000,000)         --             --        5,721                --

8.   ACQUISITION INFORMATION
     Effective October 30, 1998, the Strong Growth Fund acquired, through a non-taxable exchange, substantially all the net assets of Strong Small Cap Fund. Strong Growth Fund issued 3,292,272 shares (valued at $61,697,184) for the 6,353,984 shares of Strong Small Cap Fund outstanding at October 30, 1998. The net assets of $61,697,184 of Strong Small Cap Fund included net unrealized depreciation on investments of $6,038,997, undistributed net investment losses of $1,076,450, accumulated realized net losses of $12,771,247 and capital loss carryovers of $15,711,933 which were combined with those of Strong Growth Fund. The Strong Growth Fund utilized $536,954 of these capital loss carryforwards in 1998. The Strong Growth Fund Statement of Operations for the year ended December 31, 1998 does not include the preacquisition activity of Strong Small Cap Fund.

--------------------------------------------------------------------------------

9.   SPECIAL MEETING OF SHAREHOLDERS
     A special meeting of the shareholders of Strong Small Cap Fund was held on October 29, 1998 in Menomonee Falls, Wisconsin. Shareholders elected to (1) approve an Agreement and Plan of Reorganization on behalf of Strong Small Cap Fund and Strong Growth Fund, and (2) approve an amendment to the Articles of Incorporation of Strong Equity Funds, Inc. to reflect the reorganization. Results of the shareholder vote, calculated as a percentage of total shares voted (5,825,835), are as follows:

PROPOSALS                           AFFIRMATIVE       WITHHOLD       ABSTAIN
---------                           -----------       --------       -------
1   Approve Agreement and
    Plan of Reorganization            92.16%            3.11%          4.73%
2A  Approve cancellation and
    conversion of Small Cap
    Fund shares                       92.47%            2.77%          4.76%
2B  Approve elimination of fund
    within series                     92.47%            2.77%          4.76%


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
STRONG COMMON STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                            ------------------------------------------------------------------------
SELECTED PER-SHARE DATA(a)                                      1998             1997          1996          1995         1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $21.02           $20.24        $19.77        $16.74       $17.94
Income From Investment Operations
  Net Investment Income                                          0.00(b)          0.01          0.06          0.11         0.04
  Net Realized and Unrealized Gains (Losses) on Investments      1.36             4.67          3.87          5.25        (0.13)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               1.36             4.68          3.93          5.36        (0.09)
Less Distributions
  From Net Investment Income                                       --            (0.01)        (0.06)        (0.10)       (0.04)
  In Excess of Net Investment Income                               --            (0.03)        (0.05)        (0.02)          --
  From Net Realized Gains                                       (1.32)           (3.86)        (3.35)        (2.21)       (1.07)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                           (1.32)           (3.90)        (3.46)        (2.33)       (1.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $21.06           $21.02        $20.24        $19.77       $16.74
====================================================================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  +6.6%           +24.0%        +20.5%        +32.4%        -0.5%
  Net Assets, End of Period (In Millions)                      $1,440           $1,565        $1,244        $1,061         $790
  Ratio of Expenses to Average Net Assets                        1.2%             1.2%          1.2%          1.2%         1.3%
  Ratio of Net Investment Income to Average Net Assets           0.0%(b)          0.0%(b)       0.3%          0.5%         0.3%
  Portfolio Turnover Rate                                      102.6%           117.3%         90.9%         91.5%        83.0%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.01 or 0.1%.




STRONG DISCOVERY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Year Ended
                                                                  ------------------------------------------------------------------
SELECTED PER-SHARE DATA(a)                                             1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $17.00       $17.45       $18.96       $15.67       $18.05
Income From Investment Operations
  Net Investment Income (Loss)                                        (0.07)       (0.16)       (0.15)       (0.05)        0.16
  Net Realized and Unrealized Gains (Losses) on Investments            1.26         2.00         0.35         5.48        (1.17)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     1.19         1.84         0.20         5.43        (1.01)
Less Distributions
  From Net Investment Income                                             --           --           --           --        (0.11)
  In Excess of Net Investment Income                                     --           --        (1.12)       (0.10)       (0.58)
  From Net Realized Gains                                             (0.24)       (1.90)       (0.59)       (2.04)       (0.68)
  In Excess of Net Realized Gains                                        --        (0.39)          --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.24)       (2.29)       (1.71)       (2.14)       (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $17.95       $17.00       $17.45       $18.96       $15.67
====================================================================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                        +7.0%       +10.9%        +1.5%       +34.8%        -5.7%
  Net Assets, End of Period (In Millions)                              $322         $383         $514         $599         $388
  Ratio of Expenses to Average Net Assets                              1.3%         1.4%         1.4%         1.4%         1.5%
  Ratio of Net Investment Income (Loss) to Average Net Assets         (0.4%)       (0.9%)       (0.3%)       (0.4%)        0.7%
  Portfolio Turnover Rate                                            185.9%       169.9%       792.8%       516.0%       606.1%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                                                  See Notes to Financial Statements.

44

--------------------------------------------------------------------------------
STRONG ENTERPRISE FUND
--------------------------------------------------------------------------------
                                                      Year Ended
                                                      ----------
SELECTED PER-SHARE DATA(a)                              1998(b)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.00
Income From Investment Operations
  Net Investment Loss                                    (0.01)
  Net Realized and Unrealized Gains on Investments        4.75
--------------------------------------------------------------------------------
  Total from Investment Operations                        4.74
Less Distributions
  From Net Investment Income                                --
  From Net Realized Gains                                (0.00)(c)
--------------------------------------------------------------------------------
  Total Distributions                                    (0.00)(c)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $14.74
================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Total Return                                          +47.4%
  Net Assets, End of Period (In Millions)                  $11
  Ratio of Expenses to Average Net Assets                 2.0%*
  Ratio of Net Investment Loss to Average Net Assets     (0.9%)*
  Portfolio Turnover Rate                                95.7%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from October 1, 1998 (commencement of operations) to December 31, 1998.
(c)  Amount calculated is less than $0.01.


STRONG GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                      --------------------------------------------------------------------------
SELECTED PER-SHARE DATA(a)                                1998            1997          1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $18.31          $18.50        $15.88       $11.61       $10.00
Income From Investment Operations
  Net Investment Loss                                     (0.13)          (0.08)        (0.03)       (0.04)       (0.00)(b)
  Net Realized and Unrealized Gains on Investments         5.07            3.41          3.13         4.79         1.72
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         4.94            3.33          3.10         4.75         1.72
Less Distributions
  In Excess of Net Investment Income                         --              --         (0.02)       (0.03)       (0.11)
  From Net Realized Gains                                 (0.00)(b)       (2.70)        (0.46)       (0.16)          --
  In Excess of Net Realized Gains                            --           (0.82)           --        (0.29)          --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (0.00)(b)       (3.52)        (0.48)       (0.48)       (0.11)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $23.25          $18.31        $18.50       $15.88       $11.61
================================================================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
  Total Return                                           +27.0%          +19.1%        +19.5%       +41.0%       +17.3%
  Net Assets, End of Period (In Millions)                $1,835          $1,597        $1,308         $643         $106
  Ratio of Expenses to Average Net Assets                  1.3%            1.3%          1.3%         1.4%         1.6%
  Ratio of Net Investment Loss to Average Net Assets      (0.7%)          (0.5%)        (0.2%)       (0.5%)       (0.1%)
  Portfolio Turnover Rate                                248.6%          295.7%        294.9%       321.2%       385.8%



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.01.

                                                        See Notes to Financial Statements.

                                                                                                                           45


--------------------------------------------------------------------------------
STRONG GROWTH 20 FUND
--------------------------------------------------------------------------------
                                                             Year Ended
                                                     ---------------------------
SELECTED PER-SHARE DATA(a)                               1998          1997(b)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $11.31         $10.00
Income From Investment Operations
  Net Investment Loss                                    (0.08)         (0.01)
  Net Realized and Unrealized Gains on Investments        4.21           1.40
--------------------------------------------------------------------------------
  Total from Investment Operations                        4.13           1.39
Less Distributions
  In Excess of Net Investment Income                     (0.00)(c)      (0.08)
--------------------------------------------------------------------------------
  Total Distributions                                    (0.00)(c)      (0.08)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $15.44         $11.31
================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Total Return                                          +36.5%         +13.9%
  Net Assets, End of Period (In Millions)                  $71            $60
  Ratio of Expenses to Average Net Assets                 1.5%           1.4%*
  Ratio of Net Investment Loss to Average Net Assets     (0.6%)         (0.3%)*
  Portfolio Turnover Rate                               541.2%         250.1%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from July 1, 1997 (commencement of operations) to December 31, 1997.
(c)  Amount calculated is less than $0.01.




STRONG MID CAP FUND
--------------------------------------------------------------------------------
                                                             Year Ended
                                                    ----------------------------
SELECTED PER-SHARE DATA(a)                               1998         1997
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $11.38       $10.00
Income From Investment Operations
  Net Investment Loss                                    (0.12)       (0.09)
  Net Realized and Unrealized Gains on Investment         1.77         1.47
--------------------------------------------------------------------------------
  Total from Investment Operations                        1.65         1.38
Less Distributions
  From Net Investment Income                                --           --
--------------------------------------------------------------------------------
  Total Distributions                                       --           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $13.03       $11.38
================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Total Return                                          +14.5%       +13.9%
  Net Assets, End of Period (In Millions)                  $19          $16
  Ratio of Expenses to Average Net Assets                 1.7%         1.6%
  Ratio of Net Investment Loss to Average Net Assets     (0.9%)       (0.9%)
  Portfolio Turnover Rate                               206.9%       305.2%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


                       See Notes to Financial Statements.
46


-------------------------------------------------------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                         ----------------------------------------------------------------------
SELECTED PER-SHARE DATA(a)                                       1998          1997          1996          1995         1994
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $37.41        $35.26        $33.35        $27.71       $28.23
Income From Investment Operations
  Net Investment Income                                           0.05          0.10          0.20          0.20         0.13
  Net Realized and Unrealized Gains on Investments                5.68          7.90          5.78          7.28         0.76
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                5.73          8.00          5.98          7.48         0.89
Less Distributions
  From Net Investment Income                                     (0.05)        (0.10)        (0.20)        (0.20)       (0.13)
  In Excess of Net Investment Income                                --            --         (0.05)        (0.01)          --
  From Net Realized Gains                                        (4.47)        (5.75)        (3.82)        (1.63)       (1.28)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            (4.52)        (5.85)        (4.07)        (1.84)       (1.41)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $38.62        $37.41        $35.26        $33.35       $27.71
===============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  +15.5%        +23.5%        +18.1%        +27.3%        +3.2%
  Net Assets, End of Period (In Millions)                       $2,038        $1,925        $1,770        $1,328         $806
  Ratio of Expenses to Average Net Assets                         1.2%          1.2%          1.3%          1.3%         1.4%
  Ratio of Net Investment Income to Average Net Assets            0.2%          0.3%          0.6%          0.7%         0.5%
  Portfolio Turnover Rate                                        86.0%         93.7%        103.3%         92.5%        59.2%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


STRONG SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
                                                        Year Ended
                                                        ----------
SELECTED PER-SHARE DATA(a)                                1998
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $10.00
Income From Investment Operations
  Net Investment Loss                                     (0.07)
  Net Realized and Unrealized Gains on Investments         0.68
--------------------------------------------------------------------------------
  Total from Investment Operations                         0.61
Less Distributions
  From Net Investment Income                                 --
--------------------------------------------------------------------------------
  Total Distributions                                        --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $10.61
================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Total Return                                            +6.1%
  Net Assets, End of Period (In Millions)                   $24
  Ratio of Expenses to Average Net Assets                  1.9%
  Ratio of Net Investment Loss to Average Net Assets      (1.0%)
  Portfolio Turnover Rate                                121.5%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------
                                                     Year Ended
                                                     ----------
SELECTED PER-SHARE DATA(a)                             1998(b)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $10.00
Income From Investment Operations
  Net Investment Loss                                   (0.03)
  Net Realized and Unrealized Gains on Investments       1.28
--------------------------------------------------------------------------------
  Total from Investment Operations                       1.25
Less Distributions
  From Net Investment Income                               --
--------------------------------------------------------------------------------
  Total Distributions                                      --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                         $11.25
================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Total Return                                         +12.5%
  Net Assets, End of Period (In Millions)                  $3
  Ratio of Expenses to Average Net Assets                2.0%*
  Ratio of Net Investment Loss to Average Net Assets    (0.5%)*
  Portfolio Turnover Rate                               59.7%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from July 1, 1998 (commencement of operations) to December 31, 1998.

                       See Notes to Financial Statements.




REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Growth Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Growth Fund, Strong Growth 20 Fund, Strong Enterprise Fund, Strong Mid Cap Fund, Strong Small Cap Value Fund, Strong Strategic Growth Fund (six of the portfolios constituting the Strong Equity Funds, Inc.), Strong Opportunity Fund, Inc., Strong Common Stock Fund, Inc., and Strong Discovery Fund, Inc. (herein referred to as the "Strong Growth Funds") at December 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Growth Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 8, 1999

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           Dana J. Russart, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                               CALL 1-800-368-1030

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                               CALL 1-800-368-3863
                               -------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                               www.strongfunds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                       Strong Investments, Inc. 10379A99Y                  AGRTH